                    EXCLUSIVE EQUIPMENT LEASE AGREEMENT

     This Exclusive Equipment Lease Agreement (the "Agreement") is entered into on this 20th day of September, 1996 (the "Effective Date") between Mitcham Industries, Inc., a Texas corporation ("Mitcham"), and SERCEL, S.A., a corporation organized under the laws of France ("SERCEL"), which parties agree as follows:

     1. INTRODUCTION. SERCEL and certain of its affiliates design, manufacture and market fully-configured seismic data acquisition systems (the "SERCEL Systems"), the components thereof and equipment related thereto, including station units that are sometimes called "channel boxes." At the present time, SERCEL and certain of its affiliates manufacture equipment as described on SCHEDULE 1 (collectively the "Products"). Mitcham provides full service leasing services to customers in the oil and gas industry, including the leasing of new and used channel boxes to customers who have SERCEL Systems. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged for all purposes, Mitcham and SERCEL agree to the terms set forth herein.

     2. EXCLUSIVE AUTHORIZED THIRD PARTY LESSOR. Mitcham hereby represents to SERCEL that Mitcham has the necessary skills, experience, personnel, facilities and equipment to effectively perform its responsibilities as the exclusive leasing representative for SERCEL as described in this Agreement. In reliance upon that representation, SERCEL hereby appoints Mitcham as the exclusive representative for SERCEL to lease the Products throughout the world (the "Territory"). Notwithstanding the foregoing, Mitcham's appointment pursuant hereto shall not include financing leases or other leases of duration of greater than one year. During the term of this Agreement, Mitcham will actively promote and solicit the leasing of the Products. During the term of this Agreement, in the event that a third party makes inquiry of SERCEL as to the possibility of leasing any of the Products anywhere in the Territory, then and upon each such inquiry, SERCEL shall contact Mitcham (by telephone, fax or letter) and explain in reasonable detail the identity of the third party and the terms, if any, that have been discussed with regard to such Lease (as defined below) and Mitcham shall promptly contact such third party and attempt to negotiate the terms of the proposed Lease. Except as set forth in Section 5 below, during the term of this Agreement, SERCEL shall not recommend or suggest any competitor of Mitcham or any other third party as a source from which any of the Products may be leased in the Territory. Notwithstanding any provisions to the contrary contained herein, SERCEL shall not be obligated to refer its affiliates to Mitcham, and SERCEL shall be permitted to directly lease to its affiliates.

     3. PURCHASE OF PRODUCTS FROM SERCEL. Subject to the other provisions of this Agreement, Mitcham agrees that it will purchase from SERCEL, and SERCEL agrees that it will sell to Mitcham, the Products necessary to meet Mitcham's obligations under each Lease as provided herein. The terms and conditions of purchases by Mitcham of the Products hereunder shall be governed by SERCEL's standard terms and conditions, a copy of which is attached hereto as SCHEDULE 3(a); PROVIDED, HOWEVER, that in the event of any conflict between the terms of such terms and conditions and the terms hereof, the terms of this Agreement shall prevail. SERCEL may update SCHEDULE 3(a) from time to time after written notice to Mitcham. SERCEL shall sell to Mitcham such of the Products as Mitcham shall order (an "Order") valued after giving effect to the discount(s) set forth on SCHEDULE 3(b). Mitcham shall receive the discounts set forth on SCHEDULE 3(b) attached hereto with regard to the Products ordered by Mitcham in each Order. The actual amount of the Minimum Purchase Requirement (as defined below) and each Order for the Products by Mitcham after the Effective Date of this Agreement shall satisfy a portion of the Aggregate Purchase Requirement.

     4. LEASED SERCEL BOXES. It is the intent of this Agreement that, with regard to any channel boxes (the "Leased SERCEL Boxes") that are owned by SERCEL as of the date of this Agreement and subject to a Lease to a third party, Mitcham shall acquire the Leased SERCEL Boxes. For purposes hereof, a description of the Leased SERCEL Boxes to be acquired by Mitcham is set forth on SCHEDULE 4. Within 10 days of the Effective Date Mitcham shall acquire the Leased SERCEL Boxes for $800,000 and such acquisition shall satisfy a portion of the Minimum Purchase Requirement (as defined below). "Lease" or "Leasing" means an operating lease of the Products in the Territory during the Term, as defined herein.

     5. EXCEPTIONS TO LEASE IN CERTAIN INSTANCES. Mitcham shall have discretion to accept or reject any third party referred by SERCEL for Leasing, as a result of (i) possessing an insufficient amount of the Products for Lease to such third party (provided, however, the continued failure of Mitcham to maintain a sufficient amount of Products to satisfy demand could be evidence that Mitcham is not actively promoting the leasing of Products, as required hereunder unless such continued failure is caused by the failure of SERCEL to deliver Products to Mitcham), (ii) reasonably apparent credit risk or any other reasonable business-related factor, or (iii) inability to reach agreement on the terms of such Lease. Notwithstanding the previous sentence, Mitcham shall use its reasonable good faith efforts to service every third party referred by SERCEL for Leasing. Mitcham shall be deemed to have rejected such a third party as a result of inability to agree on the terms of a Lease if Mitcham and the third party are not able to reach an agreement on such terms within five business days of such third party's first contact with Mitcham with regard to such proposed Lease. If SERCEL Leases to such third party, then SERCEL shall have the right to continue to lease to such third party after the term of the initial Lease between them shall terminate; PROVIDED, HOWEVER, that if (x) the Lease between such a third party and SERCEL shall terminate, (y) the Leased Product is returned to SERCEL, and (z) such third party shall later make an inquiry concerning Leasing of the Products, SERCEL shall again follow the procedure set forth in
Section 2 above.

     6. PRICING. In no event shall either SERCEL or Mitcham have any right to require that either of them charge any specific price or follow any pricing guidelines or establish or require any other specific or general term with regard to the Leasing of any of the Products, or the provision of any other good or service by either of them. Notwithstanding the foregoing, Mitcham shall use its reasonable best efforts to have a reasonable quantity of the Products available for lease at prices which Mitcham believes reflects the supply of and demand for the Products.

     7. PURCHASE REQUIREMENTS. Subject to the terms hereof, in the event that Mitcham does not purchase Products from SERCEL under this Agreement in an amount that satisfies both the Aggregate Purchase Requirement and the Minimum Purchase Requirement, at SERCEL's option this Agreement may be terminated. For purposes hereof, the term "Aggregate Purchase Requirement" shall mean Products purchased by Mitcham from SERCEL during the period from the Effective Date through December 31, 1999 with such Products having an aggregate purchase price of $10,200,000. For purposes hereof, the term "Minimum Purchase Requirement" shall mean Products purchased by Mitcham from SERCEL for six consecutive periods with a commitment to purchase $1,700,000 in Products each period. The first period in which Mitcham shall be required to satisfy the Minimum Purchase Requirement shall be from the Effective Date through June 30, 1997. Subsequent periods shall be spaced at intervals of six months each and shall end on December 31, 1997; June 30, 1998; December 31, 1998; June 30, 1999; and December 31, 1999. All amounts described above shall be exclusive of charges appearing on the invoice for packing, transportation, insurance, duties, taxes and any other charges which do not include a component of profit for SERCEL. Notwithstanding anything herein to the contrary, in the event that a Minimum Purchase Requirement is not satisfied by Mitcham in any period ending before June 30, 1998, this Agreement shall not be terminated by SERCEL on account of such failure to satisfy unless the amount of such shortfall, plus the Minimum Purchase Requirement for the subsequent period, is not purchased by Mitcham in the subsequent period. For example, if $800,000 in Products is acquired during the period ending on December 31, 1997, in order for SERCEL not to have the option to terminate this Agreement, Mitcham shall have to acquire $2,600,000 ($900,000 + $1,700,000) in Products during the period ending June 30, 1998. For purposes hereof, Products purchased by Mitcham shall include Products ordered by Mitcham regardless of when such Products are delivered so long as such Products are ordered before 90 days of the end of a period and paid for in accordance with the terms and conditions set forth in SCHEDULE 3(a).

     8. PROVISION OF CERTAIN GOODS AND SERVICES BY SERCEL. SERCEL hereby agrees that Mitcham shall have the right to send a reasonable number of its employees and representatives of its customers who Lease the Products from Mitcham to such technical, training, operations and maintenance classes as SERCEL provides to SERCEL customers who lease or purchase the Products from SERCEL, at no tuition charge to Mitcham. SERCEL will have no responsibility for travel, lodging, food or incidental expenses of the Mitcham attendees. SERCEL hereby agrees to send to Mitcham such quantities of all manuals and selling information, marketing brochures and literature regarding the Products (other than proprietary information) as SERCEL develops and as Mitcham shall reasonably request in connection with its Leasing activities, at no charge to Mitcham. In addition, Mitcham shall have the right to acquire up to five sets of station unit testing and repair equipment ("TMS") at SERCEL's cost, which cost is $22,500 per TMS.

     9.   WARRANTY AND SERVICE.

          9.1 SERCEL warrants to Mitcham all of the new Products sold by SERCEL to Mitcham as per SERCEL's standard warranty terms.

          9.2 The warranty period shall begin from and after the date of installation of the Products, but only on the condition that such installation is made within 30 days from the date such Product is received by Mitcham.

          9.3 SERCEL makes no warranties or representations whatsoever with respect to any non-SERCEL products, however, any warranty information from the manufacturers of the non-SERCEL products shall be passed on to Mitcham.

          9.4 The standard SERCEL warranty is given expressly and in lieu of all other express or implied warranties, including a warranty of merchantability or fitness and in no event shall SERCEL be liable for consequential damages resulting from the use of any of the Products.

          9.5 In no event shall Mitcham have any authority whatsoever, express or implied, to make warranties other than those provided for herein without prior written permission from the SERCEL.

     10. SCHEDULED MAINTENANCE OF LEASED EQUIPMENT; REPAIRS. Mitcham and SERCEL acknowledge that third party lessees of the Products from Mitcham may return such Leased Products directly to SERCEL after the termination of such Leases. In such event, SERCEL shall perform its standard maintenance check of such Products and inform Mitcham of any necessary repairs. Mitcham shall pay the greater of (i) $35 for each of the Products checked by SERCEL; or
(ii) $250 for such maintenance check (regardless of the number of Products checked), as well as the cost of any repair to such Products by SERCEL, and any reasonable and ordinary freight and storage charges incurred by SERCEL with regard to such Products. Mitcham shall be entitled to receive the same discount on the repair of Products (but not the maintenance checks) that it receives on the purchase of Products. Following such maintenance check and any needed repairs, SERCEL shall ship such Products to Mitcham at Mitcham's expense to a location designated by Mitcham.

     11. RIGHT TO USE NAME. Mitcham shall have the right during the Term of this Agreement to (i) identify itself as the exclusive third party lessor of the Products, and (ii) use all SERCEL trademarks and tradenames related to the Products that Mitcham Leases to third parties in advertisements and sales and promotional materials; PROVIDED, HOWEVER, that Mitcham shall obtain the prior written approval of SERCEL to any such advertisements and sales and promotional materials. No rights to manufacture are granted by this Agreement. All such SERCEL trademarks and tradenames related to the Products are and shall remain the sole and exclusive property of SERCEL, and Mitcham shall have no rights therein other than as specifically set forth in this Agreement.

     12.  RELATIONSHIP OF THE PARTIES.  Neither Mitcham nor SERCEL shall have
(i) any liability for Leases or sales of any of the Products by the other, or
(ii) any authority to control, act for or obligate the other in any way, except as set forth herein. This Agreement shall not be construed as creating an agency, partnership or joint venture between Mitcham and SERCEL. Neither Mitcham nor SERCEL (or any of their employees or representatives) shall be construed as an agent, consultant or employee of the other for any purpose. Mitcham shall not have the authority to bind SERCEL in any respect, it being intended that Mitcham shall act as an independent contractor and not as an agent, with the understanding that SERCEL shall not be responsible for any obligations and/or liabilities incurred by Mitcham in connection with its business activities.

     13. TERM OF AGREEMENT. Unless sooner terminated in accordance with the provisions hereof, this Agreement shall be effective from the Effective Date through December 31, 1999 (the "Term").

     14. NO EFFECT ON RIGHT TO SELL. This Agreement shall not be construed to have any effect on SERCEL's rights to sell (as opposed to Lease) its products and services to any party. This Agreement shall not be construed to have any effect on Mitcham's rights to sell any products and services to any party.

     15. INDEMNITY. SERCEL and Mitcham hereby agree to the following indemnification obligations:

          (a) Mitcham shall indemnify and hold harmless SERCEL, its directors, officers, employees and affiliates (hereinafter the "SERCEL Indemnitees") against any and all liability, loss, damages, fines, penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys fees) incurred by any of the SERCEL Indemnitees as a result of any breach or violation by Mitcham or others acting on its behalf of any obligation, covenant, representation or warranty of Mitcham set forth in this Agreement.

          (b) SERCEL shall indemnify and hold harmless Mitcham, its directors, officers, employees and affiliates (hereinafter the "Mitcham Indemnitees") against any and all liability, loss, damages, fines, penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys fees) incurred by any of the Mitcham Indemnitees (i) as a result of any breach or violation by SERCEL or others acting on its behalf of any obligation, covenant, representation or warranty of SERCEL set forth in this Agreement, (ii) for infringement or claim of infringement of any claimed patent rights relating to the Products, or (iii) that arise out of or are based upon losses, claims, damages or liabilities resulting from the design, manufacture, and/or operation of any Products, from the failure of any such Products to satisfy any warranties (whether expressed or implied, if any), or from any defect in the Products.

           c. Either party seeking indemnification hereunder shall notify the other party in writing of any legal action commenced against the SERCEL Indemnitees or the Mitcham Indemnitees, as the case may be, as soon as practicable. The indemnity obligations of Mitcham and SERCEL shall survive the expiration or termination of this Agreement.

16.  GENERAL.

     (a) The addresses of Mitcham and SERCEL for purposes of giving any notice or other communication under this Agreement are as set forth below. Any such notice or communication shall be in writing and signed by an officer or authorized representative of Mitcham or SERCEL, as applicable. Any such notice or communication shall be deemed to have been given (i) immediately upon physical delivery to the addressee. and (ii) three days after such notice or communication has been deposited in the United States mail, addressed as set forth below, first-class postage prepaid, certified mail, return receipt requested.

     Mitcham:            Mitcham Industries, Inc.
                         P.O. Box 1175
                         Huntsville, Texas 77342
                         Attn: Billy F. Mitcham, Jr.


     SERCEL:             SERCEL Incorporated
                         17155 Park Row
                         Box 218909
                         Houston, Texas 77218
                         Attn: Robert J. Albers

     Notice may be served in any other manner, including telex, telecopy, telegram, etc., but shall be deemed delivered and effective as of the time of actual delivery.

     (b) Mitcham and SERCEL represent and warrant to each other that the execution, delivery and performance of this Agreement have been authorized by all necessary corporate action, and that this Agreement is a valid and binding obligation of each of them, respectively. Mitcham and SERCEL represent and warrant to each other that, to the best of their knowledge, neither the execution and delivery of nor the performance of this Agreement will conflict with or result in a breach of any (i) law or of any regulation, order, writ, injunction, or decree of any court or government authority of any country or state in which this Agreement is to be performed, or (ii) any agreement to which they are a party.

     (c) This Agreement represents the entire agreement between Mitcham and SERCEL with regard to the subject matter hereof, and may not be amended, modified or terminated except by a written document signed by duly authorized officers of Mitcham and SERCEL.

     (d) This Agreement may not be assigned by either party hereto; except with SERCEL consent which shall not be reasonably withheld that Mitcham may assign its rights under this Agreement to any subsidiary or affiliate and SERCEL may assign this Agreement to any entity that acquires its manufacturing operations (a "Sale"). However, in the event of a Sale, Mitcham shall have the option upon 90 days written notice to terminate this Agreement. In addition, in the event Billy F. Mitcham, Jr. is no longer employed by Mitcham in a senior management capacity, SERCEL shall have the option upon 90 days written notice to terminate this Agreement. This Agreement shall bind and be enforceable against the parties hereto and their respective successors and permitted assigns. Notwithstanding such assignment, Mitcham shall continue to be liable for all obligations of Mitcham set forth in this Agreement.

     17. COMPLIANCE WITH LAWS. In all of its activities pursuant to this Agreement, Mitcham and SERCEL shall comply with all laws, decrees, statutes, rules, regulations, codes and ordinances of any jurisdiction which may be applicable to such activities, including, without limitation, laws imposing registration and disclosure requirements on Mitcham; provided, however, insignificant violations of any of the foregoing that have no more than a de minimis effect on Mitcham or SERCEL shall not be a violation of this Agreement. In leasing the Products hereunder, Mitcham shall act at all times in a manner demonstrating a high level of integrity and ethical standards. Without limiting the scope of its general obligations set forth above in this section, Mitcham hereby represents and warrants to SERCEL in connection with its activities performed with regard to the Products in the past (if any), and hereby covenants and agrees with SERCEL in connection with its activities to be performed in connection with the Products in the future, that Mitcham and any person or firm acting in association with or on behalf of Mitcham:

     - has not offered, paid, given, promised to pay or give, or authorized the payment or gift of, and

     - will not offer, pay, promise to pay or give, or authorize the payment or gift of,

any money or thing of value to:

     - any "Foreign Official" as defined in the United States Foreign Corrupt Practices Act (Pub. L. No. 95-213, 94 Stat. 1494), together with all amendments to that Act which are effective during the term hereof (the "FCPA");

     - any political party or party official, or any candidate for political office; or

     -    any other person

for the purpose of:

     - influencing any act or decision of such Foreign Official, political party, party official, or candidate in his or its official capacity;

     - inducing such Foreign Official, political party, party official or candidate to do or omit to do an act in violation of his or its official duty; or

     - inducing such Foreign Official, political party, party official or candidate to use his or its influence with a foreign government or an instrumentality of such government to affect or influence any act or decision of such government or instrumentality in order to assist SERCEL to obtain or retain business with any person or to direct business to any person.

     Further, Mitcham hereby represents and warrants to SERCEL that no person having a direct or indirect financial interest in Mitcham as of the date hereof is: (i) a Foreign Official, (ii) an official of any political party, or (iii) a candidate for political office; provided, however, for purposes hereof, a person shall not be deemed to have a direct or indirect financial interest in Mitcham as a result of owning less than five percent (5%) of the outstanding shares of common stock of Mitcham. In connection with determining whether a person owns five percent (5%) or more of the such stock, Mitcham shall be permitted to rely upon filings made by its shareholders under the Securities Exchange Act of 1934, as amended, or filings made under other applicable federal securities laws. Mitcham shall immediately notify SERCEL in the event that any person now or hereafter having such a financial interest in Mitcham shall assume such a status.

     From time to time as requested by SERCEL, Mitcham shall, within five (5) days after request from SERCEL, certify to SERCEL in writing that the obligations, representations and warranties of Mitcham set forth in this Section have not been violated. SERCEL shall not be permitted to request such certification more often than once each calendar quarter unless it has reason to believe a violation has occurred. Mitcham shall cooperate fully with any investigation which may be conducted by representatives of SERCEL for the purpose of determining whether or not Mitcham has violated any of those obligations, representations and warranties. In the event that amendments in the FCPA reasonably necessitate modifications to this Section 17, the parties hereto agree to negotiate in good faith in connection therewith and enter into such modifications.

     18.  MITCHAM UNDERTAKINGS.  Mitcham agrees:

               (a) To use its reasonable best efforts to actively promote and solicit the leasing of the Products.

               (b) To participate in training programs which may be offered by SERCEL or by others relating to the Products.

               (c) To obtain approval of SERCEL prior to the commencement of any advertising relating to the sale of the Products which advertising has not been previously approved by SERCEL.

               (d) Not knowingly to lease the Products to companies or countries that are precluded by United States law from trading with the United States or its residents and, to make reasonable inquiry in connection therewith, including inserting provisions in the leases with their customers that are reasonably intended to keep Mitcham's customers from using the Products in the countries in which United States law prohibits the use of the Products.

               (e) To make all reasonable effort to use the agents described on SCHEDULE 18(e) and that have been designated by SERCEL in locations outside of the United States or Canada so as to minimize conflicts between agents, except Mitcham shall not be obligated to use its reasonable efforts in India since Mitcham currently has an agent in such country. However, if conflicts arise as a result of multiple agents, both parties will make a reasonable attempt to use the same agent.

               (f) To use all reasonable best efforts to continue to maintain an organization commensurate with the growth of Leasing of the Products.

               (g) To return to SERCEL on termination of this Agreement any and all catalogs, samples, price lists, and any other data, information and/or supplies or materials furnished by SERCEL which are in the possession of Mitcham or any of its employees, agents, representatives or bailees.

               (h) Not to alter, hide nor secrete SERCEL's name on any of the Products or on any sales promotion material furnished by SERCEL.

     19.  PURCHASE ORDER ACCEPTANCE AND PAYMENT.

          19.1 All sales of the Products are subject to SERCEL's standard conditions of sale, however, SERCEL reserves the right to, at any time, change, alter or amend these conditions by giving prior written notice to Mitcham.

          19.2 Mitcham shall confirm with SERCEL all relevant delivery information prior to the submission of a purchase order for any of the Products.

          19.3 SERCEL shall have the right to reject, in whole or in part, any Purchase Order from Mitcham, to refuse in whole or in part, to consent to any cancellation requested by Mitcham, and to reject in whole or in part, any and all returns of the Products or to refuse to grant refunds or allowances on such returns, based upon reasonable grounds.

          19.4 All sales by SERCEL to Mitcham shall be payable in U.S. dollars on an open 30 day account, said account period to be determined from the date of shipment from SERCEL.

          19.5 SERCEL reserves the right to modify, alter or amend any of the payment terms contained herein in order to meet the requirements of a specific transaction, however, any such deviation from the provisions of this Agreement shall not be construed as a permanent modification, alteration or amendment of the payment terms nor shall the same be used to establish a precedent for future transactions.

     20. CONFIDENTIAL INFORMATION. Mitcham agrees that it will maintain in strict confidence, and not disclose to any other person or firm except with the prior written permission of an authorized officer of SERCEL, any and all information received from SERCEL or prepared by Mitcham for SERCEL regarding prices, customer lists, business plans, strategies, forecasts, studies, reports and any other information which may be considered confidential or proprietary by SERCEL and which is not publicly available. The confidentiality obligation of Mitcham under this Section 20 shall survive the expiration or termination of this Agreement. In the event that Mitcham receives a request to disclose all or any part of the confidential information under the terms of a subpoena or order issued by a court or by a governmental body, Mitcham agrees (i) to notify SERCEL immediately of the existence, terms, and circumstances surrounding such request, (ii) to consult with SERCEL on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such information is required to prevent Mitcham from being held in contempt or subject to other penalty, to furnish only such portion of the information as, in the written opinion of counsel reasonably satisfactory to SERCEL, it is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed information. The provisions of this Section are mandatory, Mitcham hereby acknowledges that the provisions of the Agreement may be specifically performed and enforced, and Mitcham consents and agrees that it may be restrained, enjoined or otherwise prevented from divulging any such confidential information if at any time SERCEL reasonably fears that such event may occur.

     21. FORCE MAJEURE. All transactions under this Agreement and all purchase orders accepted hereunder are subject to modification or cancellation in the event of strikes, labor disputes, lock-outs, accidents, fires, delays in manufacturing or in transportation or delivery of materials, floods, severe weather or other acts of God, embargoes, governmental actions, or any other cause beyond the reasonable control of the party concerned, whether similar to or different from the causes above enumerated; and including any special, indirect, incidental, or consequential damages arising from SERCEL's delay in delivery or failure to deliver as a result of any such cause. ln the event of a scarcity of any of the Products for whatever cause, SERCEL will make a reasonable effort to allocate its available supply on the basis of past orders or otherwise as it sees fit, regardless of the time of receipt or acceptance of orders or the quantity of orders on hand.

     22. SECURITY INTERESTS. Until full payment of the purchase price for the Products, SERCEL hereby retains, and Mitcham hereby grants to SERCEL, a purchase money security interest in all of the Products sold to Mitcham on account. Mitcham consents to actions by SERCEL that are appropriate to perfect SERCEL's purchase money security interest and agrees to execute such financing statements as are reasonably requested by SERCEL in connection with the foregoing.

     23.  TERMINATION. This Agreement may be terminated at any time:

          (a)  by the mutual agreement of the parties; or

          (b) by either party upon giving a notice of termination to the other party in the event the other party fails to perform, observe or comply with any of the obligations or undertakings of such other party which are contained in this Agreement, and such failure has not been cured within fifteen (15) days after the terminating party has given a written notice specifying such failure to the other party.

     Notwithstanding the above, SERCEL shall be entitled to immediately terminate this Agreement effective upon the giving of notice to Mitcham in the event that: (i) SERCEL has reasonable cause to believe that Mitcham or others acting in association with or on behalf of Mitcham have committed, or intend to commit, a violation of the FCPA; (ii) Mitcham refuses or is unable to make the certification described in Section 17; or (iii) Mitcham ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due or such fact is determined by judicial proceedings, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, rearrangement, composition, readjustment, liquidation, dissolution, or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceedings, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of, all or any substantial part of its assets or properties, or if it or the holders of its common stock shall take any action contemplating its dissolution or liquidation. ln such event, SERCEL shall have no further liability to Mitcham under this Agreement.

     24. ARBITRATION. All disputes involving this Agreement shall be submitted to an arbitrator appointed by, and operating under, the rules of the Judicial Arbitration and Mediation Service (J.A.M.S.). The choice of the individual arbitrator shall be upon mutual agreement of SERCEL and Mitcham, and the parties agree to negotiate in good faith in connection with the selection of the individual arbitrator. The written decision of the arbitrator shall be final and binding upon the parties, and shall be convertible to a court judgment in the State of Texas. The arbitration shall take place in the State of Texas. The prevailing party as determined by the arbitrator shall be entitled to receive reasonable costs and reasonable attorney's fees from the non-prevailing party in addition to any other relief granted. No demand for arbitration shall be made after the date when institution of a legal or equitable proceeding based upon the claim or dispute would be barred by the applicable statute of limitations of the State of Texas. All demands for arbitration shall be made in accordance with Section 16 and shall be deemed made as of the sooner of actual receipt or the date the demand is placed in the United States Mail. Any party shall be entitled to file a lawsuit to specifically enforce the parties' agreement to arbitrate and for the purpose of obtaining injunctive relief to enforce this Agreement.

     25. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS. MITCHAM HEREBY IRREVOCABLY CONSENTS TO BE SUBJECT TO THE PERSONAL JURISDICTION OF ANY UNITED STATES, STATE OR LOCAL COURT SITTING IN HARRIS COUNTY, TEXAS, U.S.A. IN CONNECTION WITH ANY ACTION TO DETERMINE ANY DISPUTE ARISING UNDER THIS AGREEMENT OR TO ENFORCE THE PROVISIONS HEREOF. VENUE FOR ALL SUITS AND ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE PROPER ONLY IN THE STATE

AND FEDERAL COURTS SITTING IN HARRIS COUNTY, TEXAS. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE ASSERTION OF PERSONAL JURISDICTION BY SUCH COURTS OVER SUCH PARTY FOR THE LIMITED PURPOSES OF A SUIT ARISING IN CONNECTION WITH THIS AGREEMENT, BUT NEITHER SUCH PARTY WAIVES REQUIREMENT FOR SERVICE OF PROCESS IN THE MANNER PRESCRIBED BY LAW. THE FOREGOING SHALL NOT BE DEEMED TO NEGATE THE PROVISIONS OF SECTION 24 ABOVE REQUIRING ARBITRATION BY THE PARTIES IN CONNECTION HEREWITH.

     26. EXPORT CONTROL LAWS. All shipments made by SERCEL to Mitcham or third parties shall at all times be subject to the export control laws and regulations of the United States of America, as such laws shall be amended from time to time. Mitcham agrees that it shall not assist in the disposition of US origin SERCEL Products, by way of transshipment, reexport, diversion or otherwise, except as said laws and regulations may expressly permit.

     27. COMMERCIAL REPRESENTATION AGREEMENT. On or about the Effective Date, it is anticipated that SERCEL and Mitcham (or its affiliate) will enter into a Commercial Representation Agreement (the "Representation Agreement") pursuant to which Mitcham (or its affiliate) shall have the exclusive right to market the Products in Canada. Based upon the commission structure of SERCEL Products in the Representation Agreement, as compared to the pricing structure contained herein, it may be more beneficial for Mitcham (or its affiliate) to purchase the Products (typically components and not entire systems) from SERCEL and lease them as contemplated under this Agreement than it is for Mitcham to act as agent for the sale of SERCEL Products to a customer pursuant to the Representation Agreement. Accordingly, in any situation in which a proposed customer within Canada comes to Mitcham for the Products, Mitcham agrees that it will make a good faith determination as to whether the customer wants to lease SERCEL Products with possible option to buy at a later date (which contract should properly come under this Agreement) or actually buy the SERCEL Products using some special financing which might involve leasing (which contract should properly come under the Representation Agreement). Mitcham acknowledges that only customers that purchase the Products from SERCEL are entitled to the benefit of SERCEL's warranty, while customers that purchase SERCEL Products from Mitcham (or its affiliate) following the lease of the Products will not receive a warranty from SERCEL; however, SERCEL agrees to consider the granting of a warranty to lease/purchase customers on a case by case basis.

     28. STANDARD OF BUSINESS CONDUCT. Mitcham agrees not to pay any commissions, fees or grant any rebates to any employee or officer of any proposed customer or its affiliates or favor employees or officers of such proposed customer with gifts or entertainment of significant costs or value or enter into any business arrangements with employees or officers of any such proposed customer, other than as a representative of that proposed customer, without the proposed customer's prior written approval.

     29. WAIVER. The failure of a party to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of, or estoppel against asserting, the right to require performance in the future. A waiver or estoppel in any one instance shall not constitute a waiver or estoppel with respect to a later breach.

     30. SEVERABILITY. If any of the terms and conditions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed by reforming the particular offending provision or provisions held to be invalid so that it or they are valid and enforceable while remaining as faithful as possible to the original intent of the provision or provisions, the rights and obligations of the parties shall be construed and enforced accordingly, and this Agreement shall remain in full force and effect.

     31. CONSTRUCTION. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any other provision hereof. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural.

     32. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     33. CUMULATIVE RIGHTS. The rights and remedies provided by this Agreement are cumulative, and the use of any right or remedy by any party shall not preclude or waive its right to use any or all other remedies. These rights and remedies are given in addition to any other rights a party may have by law, statute, in equity or otherwise.

     34. RELIANCE. All factual recitals, covenants, agreements, representations and warranties made herein shall be deemed to have been relied on by the parties in entering into this Agreement.

     35. NO THIRD PARTY BENEFICIARY. Any agreement herein contained, express or implied, shall be only for the benefit of the undersigned parties and their permitted successors and assigns, and such agreements and assumption shall not inure to the benefit of the obligees of any other party, whomsoever, it being the intention of the undersigned that no one shall be deemed to be a third party beneficiary of this Agreement.

     36. DRAFTING PARTY. This Agreement expresses the mutual intent of the parties to this Agreement. Accordingly, regardless of the preparing party, the rule of construction against the drafting party shall have no application to this Agreement.

     37. TIME IS OF THE ESSENCE. Time is of the essence with respect to all provisions of this Agreement.

     38. INCORPORATION OF SCHEDULES. All schedules attached to this Agreement are incorporated into this Agreement as fully as if stated within the body of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives as of the date first written above.

                                       SERCEL:

                                       SERCEL S.A.


                                       By: /s/ Thierry LeRoux
                                          ------------------------------------
                                          Thierry LeRoux, Chairman and Chief
                                          Executive Officer


                                       MITCHAM:

                                       MITCHAM INDUSTRIES, INC.


                                       By: /s/ Billy F. Mitcham, Jr.
                                          ------------------------------------
                                          Billy F. Mitcham, Jr., President

                                  SCHEDULE 1

                                              SERCEL SN388

--------------------------------------------------------------------------------
       P/N                                    DESCRIPTION
--------------------------------------------------------------------------------

                                       SN388 COMPLETE CENTRAL UNIT
                          ------------------------------------------------------
   1AAA071417B            SN388 PAM/LAPTOP HCI
   1AAA071417C            SN388 PAM DSCSI/LAPTOP HCI
   1AAA071418A            SN388 PAM/DESKTOP HCI
   1AAA071418B            SN388 PAM DSCSI/DESKTOP HCI
   1AAD073554A            SN388 APM480/DESKTOP HCI
   1AAD073554B            SN388 APM 480/30 DSCSI/DESKTOP HCI
   1AAJ072970A            SN388 APM600/DESKTOP HCI
   1AAJ072970B            SN388 APM600 DSCSI/DESKTOP HCI
   1AAH071422B            SN388 APM1200/DESKTOP HCI
   1AAH071422C            SN388 APM1200 DSCSI/DESKTOP HCI

                                   SN388 PORTABLE ACQUISITION MODULE (PAM)
                          ------------------------------------------------------
   1AAA070228A            SN388 PAM MODULE 1200 CHANNELS
   1AAA070228B            SN388 PAM DCSI MODULE 1200 CHANNELS

                                   SN388 ACQUIS. AND PROCES. MODULE (APM)
                          ------------------------------------------------------
   1AAD073553A            SN388 APM MODULE 480 CH/30SEC
   1AAD073553B            SN388 APM MODULE 480/30 DSCSI
   1AAJ072969A            SN388 APM MODULE 600 CH/40SEC
   1AAJ072969B            SN388 APM MODULE 600/40 DSCSI
   1AAH070235B            SN388 APM MODULE 1200 CH/40SEC
   1AAH070235C            SN388 APM MODULE 1200/40 DSCSI

                                          SN388 PAM/APM OPTIONS
                          ------------------------------------------------------
   1A11073551A            SN388 U.P.S.
   1A10070935A            SN388 PAM ASSEMBLY PARTS
   1A11070933A            SN388 APM ASSEMBLY PARTS

                                  SN388 MULTI CCU MODULE INTERCONNECTION
                          ------------------------------------------------------
   1AAI072480A            SN388 2CCU MULTIMODULE SET
   1AAI072481A            SN388 3CCU MULTIMODULE SET
   1AAI072482A            SN388 4CCU MULTIMODULE SET

                                 SN388 LAPTOP HUMAN COMPUTER INTERF.(HCI)
                          ------------------------------------------------------
   1A10071172B            HC1388 LAPTOP WORK STATION
     3170110              HCI388 CD-ROM READER

                                          SN388 LAPTOP OPTIONS
                          ------------------------------------------------------
   790071769A             SN388 PORTABLE CONTAINER
   1A12071088A            HCI385 LAPTOP 12/18VDC PWR SPLY

                                              SERCEL SN388

--------------------------------------------------------------------------------
       P/N                                    DESCRIPTION
--------------------------------------------------------------------------------

                                  SN388 DESKTP HUMAN COMPUT. INTERF.(HCI)
                          ------------------------------------------------------
   1A11071010A            HCI388 DESKTOP WORK STATION
     3170132              GX BOARD FOR 2ND SCREEN
     3170110              HCI388 CD-ROM READER

                                          SN388 HCI ASSEMBLY PARTS
                          ------------------------------------------------------
   1A11072933A            HCI388 SCREEN+PROCES.ASSY.PART
   1A11071235A            HCI388 CD+CARTR.ASSY.PARTS

                                               SN388 PRINTER
                          ------------------------------------------------------
   1A10074142A            SN388 LAPTOP PRINTER
   1A11074081A            SN388 DESKTOP PRINTER

                                          SN388 LAND FIELD UNITS
                          ------------------------------------------------------
   1A45069496A            SN388 CROSSING STATION UNIT (CSU)
   1A40069228A            SN388 STATION UNIT (SU-1)
   1A81074572A            SN388 1-CH STATION UNIT B (SU-1/B)
   1A40069230A            SN388 STATION UNIT (SU-6)
   1A80074216A            SN388 6-CH STATION UNIT B (SU-6/B)
   1ABA073451A            SN388 STATION UNIT (SU-6/0,5ms)
   1A41069500A            SN388 POWER STATION UNIT (PSU)
   1A82074479A            SN388 6-CH POWER STATION UNIT (PSU-6)
   1A42071696A            SN388 TRANSVERSE REPEATER UNIT (TRU)
   1A44070142A            SN388 REPEATER UNIT FOR SU-1

                                         SN388 SUBMERSIBLE UNITS
                          ------------------------------------------------------
   1A45074884A            SUBMERSIBLE CROSSING STAT. UNIT (CSU/S)
   1A40074933A            SUBMERSIBLE STATION UNIT (SU-6/S)
   1A80074878A            SUBMERSIBLE STATION UNIT (SU-6B/S)
   1A41074880A            SUBMERSIBLE POWER STATION UNIT (PSU/S)
   1A82074881A            6-CH SUBMERSIBLE STATION UNIT (PSU-6/S)
   1A81074879A            1-CH SUBMERSIBLE STATION UNIT (SU-1B/S)

                                              SERCEL SN388

--------------------------------------------------------------------------------
       P/N                                    DESCRIPTION
--------------------------------------------------------------------------------

                                      SN388 VEHICLE TRACKING SYSTEM
                          ------------------------------------------------------
   1A17074840A            SN388 MASTER RECEIVER UNIT (M-MRU)
   1A17075015A            SN388 SLAVE RECEIVER UNIT (S-MRU)
   1A17075237A            0 dB PLASTIC ROOF ANTENNA SET
   1A17075238A            0 dB MAGNETIC ANTENNA SET
   1A17075077A            5 dB ANTENNA FOR S-MRU
   1A11071010A            WORKSTATION MONITOR FOR MRU
   1A17075138A            VEHICLE TRACKING SOFTWARE

                                        SN388 PERIPHERAL DEVICES
                          ------------------------------------------------------
   1ACB070237B            SN388 TEST AND MAINTENANCE SYSTEM
   1ACA070236B            SN388 LINE TESTER (LT388)
   1A50071188A            WINTERIZED SN388 LINE TESTER DISPLAY

                                         SN388 SPARE PART KIT
                          ------------------------------------------------------
   1A10075191A            SN388 SPARE BOARDS FOR PAM (1ST LEV.)
   1A10070238A            SN388 COMPLETE SET OF PAM BOARDS
   1A10070238B            SN388 COMPLETE SET OF PAM DSCSI BOARDS
   1A11075192A            SN388 SPARE BOARDS FOR APM480 (1ST LEV.)
   1A11070239A            SN388 COMPLETE SET APM480 BOARDS
   1A11070239B            SN388 COMPLETE SET OF APM480 SCSI BOARDS
   1A11075193A            SN388 SPARE BOARDS APM600/1200 (1ST LEV)
   1A11070240A            SN388 COMPLETE SET APM600/1200 BOARDS
   1A11070240B            SN388 COMPL SET APM600/1200 DSCSI BOARDS
   1ABE070999A            SN388 SU-6 SPARE PART (COMPONENT LEV.)
   1ABE070998A            SN388 SU-1 SPARE PART (COMPONENT LEV.)
   1A58071433A            SN388 TMS SPARE PART (COMPONENT LEV.)
   1A21070251A            SN388 TOOL SET FIELD UNIT
   1A57070918B            SN388 LT SPARE PART (COMPONENT LEV.)

                                  SERCEL VE416
------------------------------------------------------------------------
    P/N                           DESCRIPTION
------------------------------------------------------------------------
                           VE416 BASIC CONFIGURATION
              ----------------------------------------------------------
17AA068898A     VE416 DIGITAL PILOT GENERATOR (DPG)
17AA073982A     VE416 DPG FOR GPS REAL TIME
17AB068899A     VE416 DIGITAL SERVO DRIVE (DSD)
17AB073983A     VE416 DSD FOR GPS REAL TIME
              ----------------------------------------------------------
                             VE416 ASSEMBLY PARTS
              ----------------------------------------------------------
1723064118      VE416 ASSY PARTS FOR DPG
              ----------------------------------------------------------
                               VE416 SPARE PARTS
              ----------------------------------------------------------
1720064131      VE416 DSD-DPG SPARE PART COMPONENT LEVEL
1721064132A     VE416 DSD-DPG SPARE PART BOARD LEVEL
1721074096A     VE416 DSD-DPG/GPS SPARE PART BOARD LEVEL
1713063609A     VE416 SPARE AVS
              ----------------------------------------------------------
                                 VE416 OPTIONS
              ----------------------------------------------------------
  3150038       VE416 PRINTER 12/220V
1724066941      VE416 VIBRATOR HARNESS SET
              ----------------------------------------------------------
                         VE416 VQC BASIC CONFIGURATION
              ----------------------------------------------------------
1BAB075257A     VE416 VIBRATOR QUALITY CONTROL (VQC 88)
              ----------------------------------------------------------
                           VE416 VQC SOFTWARE PACKAGE
              ----------------------------------------------------------
1BAA073557A     VE416 QC VIBROSEIS SOFTWARE
              ----------------------------------------------------------
                      VE416 GPS POSITIONING STAND ALONE KIT
              ----------------------------------------------------------
1725074332A     VE416 GPS POSITIONING STAND ALONE SET
------------------------------------------------------------------------

                              SERCEL TAPE TRANSPORT
------------------------------------------------------------------------
    P/N                           DESCRIPTION
------------------------------------------------------------------------
                          TT CD488-B CARTRIDGE DRIVE
              ----------------------------------------------------------
1649072919A     CD488-B CARTRIDGE DRIVE
              ----------------------------------------------------------
                             TT CD488-B SPARE PARTS
              ----------------------------------------------------------
  3120036       CD488-B SPARE DRIVE ONLY
  3530194       CD488-B POWER SUPPLY
1617071891A     CD480 SCSI UPGRADE KIT
------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                   le:17/04/96

Famille: 716 CABLE TRANSMISSION                 S/Famille: 40 TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000333      FLUTE 6M MR 6 SORTIES HERMA4       ESPACES DE 1M BC16S
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 6 M
              6 M, 6 SORTIES CONNECTEURS          6 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 1 M.             SPACED OF 1 M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC 16S A CHAQUE         CONNECTORS BC16S AT EACH END
              EXTREMITE
-------------------------------------------------------------------------------
070000334      FLUTE 12OM MR 6 SORTIES HERMA4     ESPACEES DE 20M BC16S
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTHS 120M
              120M, 6 SORTIES CONNECTEURS         6 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 20M.             SPACED OF 20 M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S A CHAQUE          CONNECTORS BC16S AT EACH END
              EXTREMITE
-------------------------------------------------------------------------------
070000356      FLUTE 120M MR 3 SORTIES HERMA4     ESPACEES 40M  BC16S
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 120M
              120M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 40M.             SPACED OF 40M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S A CHAQUE          CONNECTORS BC16S AT EACH END
              EXTREMITE
-------------------------------------------------------------------------------
070000357      FLUTE 120M MR 3 SORTIES HERMA4     ESPACEES DE 40M BC16S + BC16P
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 120M
              120M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 40M.             SPACED OF 40M
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S ET BC16P          CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------
070000343      FLUTES 135M, MR, 3 SORTIES H4      ESPACEES 45M, BC16S/BC16P
              CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 135M
              135M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
              HERMA4 ESPACEES DE 45M.             SPACED OF 45M.
              CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
              CONNECTEURS BC16S ET BC16P.         CONNECTORS BC16S ET BC16P
-------------------------------------------------------------------------------
070000344     FLUTES 135M, MR, 3 SORTIES H4      ESPACEES 45M, BC16S/BC16S
             CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 135M
             135M, 3 SORTIES CONNECTEURS         3 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 45M.             SPACED OF 45M
             CABLE MEDIUM RANGE                  CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE          CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000354     FLUTE 140M LA 2 SORTIES HERMA4      ESPACEES DE 70M BC16S
             CABLE LIGNE SN 388 LONGUEUR          SN 388 LINE CABLE LENGTH 140M
             140M, 2 SORTIES CONNECTEURS          2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 70M.              SPACED OF 70M
             CABLE LOW ATTENUATION                CABLE LOW ATTENUATION
             CONNECTEURS EC16S A CHAQUE           CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                   le:17/04/96

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-------------------------------------------------------------------------------
   Code
-------------------------------------------------------------------------------
070000355     FLUTE 140M LA 2 SORTIES HERMA4    ESPACEES DE 70M BC16S + BC16P
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 140M
             140M, 2 SORTIES CONNECTEURS        2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 70M.            SPACED OF 70M
             CABLE LOW ATTENUATION              CABLE LOW ATTENUATION
             CONNECTEURS BC16S ET BC16P         CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------
070000335     FLUTE 144M MR 6 SORTIES HERMA4    ESPACEES 24M BC16S
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 144M
             144M, 6 SORTIES CONNECTEURS        6 TAKE OUT CONNECTORS HERMA4
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE         CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000340     FLUTES 150M, MR, 6 SORTIES H4     ESPACEES 25M, CONNECTOR BC16S
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 150M
             150M, 6 SORTIES CONNECTEURS        6 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 25M.            SPACED OF 25M
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE         CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000341     FLUTES 150M, MR, 3 SORTIES H4     ESPACEES 50M, CONNEC. BC16S/P
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 150M
             150M, 3 SORTIES CONNECTEURS        3 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 50M.            SPACED OF 50M
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S ET BC16P.        CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------
070000342     FLUTES 150M, MR, 3 SORTIES H4     ESPACEES 50M, BC16S/BC16S
             CABLE LIGNE SN 388 LONGUEUR        SN 388 LINE CABLE LENGTH 150M
             150M, 3 SORTIES CONNECTEURS        3 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 50M.            SPACED OF 50M
             CABLE MEDIUM RANGE                 CABLE MEDIUM RANGE
             CONNECTEURS BC16S A CHAQUE         CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000352     FLUTE 160M LA 2 SORTIES HERMA4     ESPACEES DE 80M  BC16S
             CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 160M
             160M, 2 SORTIES CONNECTEURS         2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 80M.             SPACED OF 80M
             CABLE LOW ATTENUATION               CABLE LOW ATTENUATION
             CONNECTEURS EC16S A CHAQUE          CONNECTORS BC16S AT EACH END
             EXTREMITE
-------------------------------------------------------------------------------
070000353     CABLE SN 388 160M LA 2 SORTIES     HERMA4 ESP. DE 80M BC16S+BC16P
             CABLE LIGNE SN 388 LONGUEUR         SN 388 LINE CABLE LENGTH 160M
             160M, 2 SORTIES CONNECTEURS         2 TAKE OUT CONNECTORS HERMA4
             HERMA4 ESPACEES DE 80M.             SPACED OF 80M
             CABLE LOW ATTENUATION               CABLE LOW ATTENUATION
             CONNECTEURS BC16S ET BC16P          CONNECTORS BC16S AND BC16P
-------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000339  FLUTES 180M, MR, 6 SORTIES H4     ESPACEES 30M, CONNECT. BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 180M
           180M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 30M.           SPACED OF 30M
           CABLE MEDIUM RANGE                CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000345  FLUTES 180, LOW, 3 SORTIES H4     ESPACEES 60M, BC16S/BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 180M
           180M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 60M.           SPACED OF 60M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P.       CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000346  FLUTES 180M, LOW, 3 SORTIES H4    ESPACEES 60M, BC16S/BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 180M
           180M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 60M.           SPACED OF 60M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
--------------------------------------------------------------------------------
070000336  FLUTE 186M, MR, 6 SORTIES H4      ESPACEES 31M, CONNECT. BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 186M
           186M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 31M.           SPACED OF 31 M
           CABLE MEDIUM RANGE                CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000144  FLUTE 195M LA 3 SORTIES HERMA4    ESPAC. 65M    BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 195M
           195M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 65M.           SPACED OF 65 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
--------------------------------------------------------------------------------
070000330  FLUTE 195M LA 3 SORTIES HERMA4    ESP. 65M BC16S + BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 195M
           195M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 65M.           SPACED OF 65 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P        CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000331  FLUTE 210M LA 3 SORTIES HERMA4    ESPAC. 70M   BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 210M
           210M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 70M.           SPACED OF 70 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000332  FLUTE 210M LA 3 SORTIES HERMA4    ESP. 70M BC16S + BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 210M
           210M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 70M.           SPACED OF 70 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P        CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000516  FLUTE 225M, LA, 3 SORTIES H4      ESPACEES 75M, BC16S  BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 225M
           225M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 75M.           SPACED OF 75 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000327  FLUTE 240M MR 6 SORTIES HERMA4    ESP. 40M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 240M
           240M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 40M.           SPACED OF 40 M
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000328  FLUTE 240M LA 3 SORTIES HERMA4    ESP. 80M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 240M
           240M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 80M.           SPACED OF 80 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000329  FLUTE 240M LA 3 SORTIES HERMA4    ESPAC. 80M BC16S+BC16P
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 240M
           240M, 3 SORTIES CONNECTEURS       3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 80M.           SPACED OF 80 M
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S ET BC16P        CONNECTORS BC16S AND BC16P
--------------------------------------------------------------------------------
070000326  FLUTE 270M MR 6 SORTIES HERMA4    ESP. 45M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 270M
           270M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 45M.           SPACED OF 45 M
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------
070000325  FLUTE 300M MR 6 SORTIES HERMA4    ESP. 50M BC16S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 300M
           300M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 50M.           SPACED OF 50 M
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE
--------------------------------------------------------------------------------

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Famille:  716  CABLE TRANSMISSION         S/Famille:  40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000423   FLUTE 300M MR 6 SORTIES  LRS     5501 ESPACEES 50M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 300M
           300M,  6 SORTIES CONNECTEURS      6 TAKE OUT CONNECTORS LRS 5501
           LRS 5501 ESPACEES DE 50M.         SPACED OF 50M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE

-------------------------------------------------------------------------------
070000155   FLUTE 330M,  6 SORTIES HERMA4    ESPACEES DE 55M BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 330M
           330M,  6 SORTIES CONNECTEURS      6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 55M.           SPACED OF 55M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE

-------------------------------------------------------------------------------
070000322   FLUTE 360M MR 6 SORTIES  LRS     5501 ESPACES DE 60M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 360M
           360M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS LRS 5501
           LRS 5501 ESPACEES DE 60M.         SPACED OF 60M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END

-------------------------------------------------------------------------------
070000323   FLUTE 360M LR 6 SORTIES HERMA    4 ESPACEES DE 60M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 360M
           360M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA 4
           HERMA 4 ESPACEES DE 60M.          SPACED OF 60M.
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END

-------------------------------------------------------------------------------
070000324   FLUTE 390M LA 6 SORTIES HERMA4   ESPAC.  65M  BC16S
           CABLE LINGNE SN 388 LONGUEUR      SN 388 LINE CABLE LENGTH 390M
           390M, 6 SORTIES CONNECTEURS       6 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 65M.           SPACED OF 65M.
           CABLE LOW ATTENUATION             CABLE LOW ATTENUATION
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END
           EXTREMITE

-------------------------------------------------------------------------------
512220039   FLUTE 388 165m 3TO H4            ESPACES 55m-2 BC 16 S
           CABLE LIGNE SN 388 LONGUEUR       SN 388 LINE CABLE LENGTH 165M
           165M,  3 SORTIES CONNECTEURS      3 TAKE OUT CONNECTORS HERMA4
           HERMA4 ESPACEES DE 55M.           SPACED OF 55M.
           CABLE MEDIUM RANGE.               CABLE MEDIUM RANGE
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S AT EACH END

-------------------------------------------------------------------------------

Cab.  PAGES AMET36              TARIFS                le: 17/04/96

Famille:  716  CABLE TRANSMISSION         S/Famille:  40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
512220040   FLUTE 388 165 m 3 TO H4          ESPACES 55m-BC16S+BC16P
           CABLE LIGNE SN388 LONGUEUR        SN 388 LINE CABLE LENGTH 165M
           165M,  3 SORTIES CONNECTEURS      3 TAKE OUTS CONNECTORS
           HERMA4 ESPACEES DE 55M.           HERMA4 SPACED OF 55M. CABLE
           CABLE MEDIUM RANGE.               MEDIUM RANGE  CONNECTORS
           CONNECTEURS BC16S ET BC16P        BC16S AND BC16P

-------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 17/04/96

Famille: 716 CABLE TRANSMISSION       S/Famille: 40  TELEMETRIQUES 388
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000337  TRANSVERSE LONGUEUR SM            CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE LENGTH
           LONGUEUR 5M.                      5M
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH END
           EXTREMITE
--------------------------------------------------------------------------------
070000358  TRANSVERSE LG 10M  BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 10M5M.                   LENGTH 10 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000359  TRANSVERSE LONGUEUR 20M           CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 20M                      LENGTH 20 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH END
           EXTREMITE
--------------------------------------------------------------------------------
070000360  TRANSVERSE LONGUEUR 50M           CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 50M                      LENGTH 50 METERS
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000361  TRANSVERSE LONGUEUR 100M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 100M                     LENGTH 100 METERS
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000362  TRANSVERSE LONGUEUR 110M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 110M                     LENGTH 110 METERS
           CONNECTEURS BC16S A CHAQUE        CONNECTORS BC16S ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000363  TRANSVERSE LONGUEUR 120M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 120M                     LENGTH 120 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000364  TRANSVERSE LONGUEUR 150M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 150M                     LENGTH 150 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000365  TRANSVERSE LONGUEUR 200M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 200M                     LENGTH 200 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 17/04/96

Famille: 716 CABLE TRANSMISSION       S/Famille: 40  TELEMETRIQUES 388
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
070000366  TRANSVERSE LONGUEUR 220M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 220 M                    LENGTH 220 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000367  TRANSVERSE LONGUEUR 250M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 250 M                    LENGTH 250 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000368  TRANSVERSE LONGUEUR 300M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 300 M                    LENGTH 300 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000369  TRANSVERSE LONGUEUR 320M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 320 M                    LENGTH 320 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000370  TRANSVERSE LONGUEUR 330M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 330 M                    LENGTH 330 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000371  TRANSVERSE LONGUEUR 350M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 350 M                    LENGTH 350 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000338  TRANSVERSE LONGUEUR 400M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 400 M                    LENGTH 400 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000372  TRANSVERSE LONGUEUR 450M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 450 M                    LENGTH 450 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------
070000373  TRANSVERSE LONGUEUR 500M          CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 500 M                    LENGTH 500 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE
--------------------------------------------------------------------------------

Cab.  PAGES  AMET36          TARIFS                le: 17/04/96

Famille: 716 CABLE TRANSMISSION          S/Famille: 40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000374   TRANSVERSE LONGUEUR 550M         CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 550 M                    LENGTH 550 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000375   TRANSVERSE LONGUEUR 600M         CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 600 M                    LENGTH 600 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000376   TRANSVERSE LONGUEUR 800 M        CONNECTEURS BC16S
           CABLE TRANSVERSE SN 388           SN 388 TRANSVERSE CABLE
           LONGUEUR 800 M                    LENGTH 800 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------

Cab.  PAGES  AMET36          TARIFS                le: 17/04/96

Famille: 716 CABLE TRANSMISSION          S/Famille: 40  TELEMETRIQUES 388
-------------------------------------------------------------------------------
  Code
-------------------------------------------------------------------------------
070000377   EXTENSION LONGUEUR 110M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 110 M                    LENGTH 110 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000378   EXTENSION LONGUEUR 200M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 200 M                    LENGTH 200 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000379   EXTENSION LONGUEUR 300M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 300 M                    LENGTH 300 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000380   EXTENSION LONGUEUR 330M          CONNECTEURS BC16S
           CABLE EXTENSION SN 388            SN 388 EXTENSION CABLE
           LONGUEUR 330 M                    LENGTH 330 METERS
           CONNECTEURS BC16S A CHAQUE        BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
700000321   EXTENSION SN388 LONGUEUR 350M   CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 350 M                   LENGTH 350 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000381   EXTENSION LONGUEUR 400M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 400 M                   LENGTH 400 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000382   EXTENSION LONGUEUR 450M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 450 M                   LENGTH 450 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000383   EXTENSION LONGUEUR 500M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 500 M                   LENGTH 500 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------
070000384   EXTENSION LONGUEUR 600M         CONNECTEURS BC16S
           CABLE EXTENSION SN 388           SN 388 EXTENSION CABLE
           LONGUEUR 600 M                   LENGTH 600 METERS
           CONNECTEURS BC16S A CHAQUE       BC16S CONNECTORS ON BOTH SIDE
           EXTREMITE

-------------------------------------------------------------------------------

Cab. PAGES AMET36        TARIFS                       le: 17/04/96

Famille: 716 CABLE TRANSMISSION          S/Famille: 40 TELEMETRIQUES 388
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000385   EXTENSION LONGUEUR 700M            CONNECTEURS BC16S
            CABLE EXTENSION SN 388             SN 388 EXTENSION CABLE
            LONGUEUR 700 M                     LENGTH 700 METERS
            CONNECTEURS BC16S A CHAQUE         BC16S CONNECTORS ON BOTH SIDE
            EXTREMITE
--------------------------------------------------------------------------------
070000386   EXTENSION LONGUEUR 800M            CONNECTEURS BC16S
            CABLE EXTENSION SN 388             SN 388 EXTENSION CABLE
            LONGUEUR 800 M                     LENGTH 800 METERS
            CONNECTEURS BC16S A CHAQUE         BC16S CONNECTORS ON BOTH SIDE
            EXTREMITE
--------------------------------------------------------------------------------

Cab. PAGES AMET36        TARIFS                       le: 17/04/96

Famille: 726 BRETELLE                    S/Famille: 20 GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000128    BRET. 6 SM4ULD BG2 POINTE 4CM     ESPAC. 15M TETE QUEUE 10M H4
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 6 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 POINTE 4CM        HOUSING TYPE BG2 SPIKE 4 CM
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 15M BRIN DE TETE 10M, BRIN      15 M. LEAD IN 10 M, TAIL 10 M
            DE QUEUE 10M TERMINE PAR UN        ENDED BY CONNECTOR HERMA4
            CONNECTEUR HERMA4                  CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING 1x6 SERIE
            EPINGLE DE RAMASSAGE
            CABLAGE 1x6
--------------------------------------------------------------------------------
070000319    BRET. 6 SM4ULD BG2 TRIPOD         ESP 5M TETE 10M QUEUE 10M HERMA4
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 6 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 AVEC TRIPODE      HOUSING TYPE BG2 WITH TRIPOD
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 10M BRIN DE TETE 10M, BRIN      10 M. LEAD IN 10 M, TAIL 10 M
            DE QUEUE 10M TERMINE PAR UN        ENDED BY CONNECTOR HERMA4
            CONNECTEUR HERMA4                  CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING 1x6 SERIE
            EPINGLE DE RAMASSAGE
            CABLAGE 1x6
--------------------------------------------------------------------------------
070000451    BRET. 6 SM4ULD BG2 POINTE 8CM     ESP. 15M TETE QUEUE 15M H4
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 6 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 15M BRIN DE TETE 15M, BRIN      15 M. LEAD IN 15 M, TAIL 15 M
            DE QUEUE 15M TERMINE PAR UN        ENDED BY CONNECTOR HERMA4
            CONNECTEUR HERMA4                  CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING 1x6 SERIE
            EPINGLE DE RAMASSAGE
            CABLAGE 1x6
--------------------------------------------------------------------------------
070000522    BRET 6 SM4ULD BG2 POINTE 8 CM     ESP. 5M TETE 2.5M
            BRETELLE DE 6 GEOPHONES SM4ULD     STRING OF 69 GEOPHONES SM4ULD
            FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
            BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
            RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
            DE 5M BRIN DE TETE 2.5M            5 M. LEAD IN 2.5 M
            TERMINE PAR UN CONNECTEUR          ENDED BY CONNECTOR HERMA4
            HERMA4                             CABLE 3 WIRES WITH D LOOPS
            CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
            ANNEAUX ESPACES DE 1.3M            WIRING SERIES
            EPINGLE DE RAMASSAGE
            CABLAGE SERIE
--------------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                  le: 17/04/96

Famille: 726  BRETELLE                        S/Famille: 20 GEOPHONES TERRESTRES
-------------------------------------------------------------------------------
   Code
-------------------------------------------------------------------------------
070000145     BRET. 9 SM4ULD BG2 POINTE 8CM      ESP 5M TETE 10M HERMA4
             BRETELLE DE 9 GEOPHONES SM4ULD      STRING OF 9 GEOPHONES SM4ULD
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR HERMA4
             HERMA4                              CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------
070000146     BRET. 9 GSC20D BG2 POINTE 8CM      ESP. 5M TETE 10M HERMA4
             BRETELLE DE 9 GEOPHONES GSC20D      STRING OF 9 GEOPHONES GSC20D
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR HERMA4
             HERMA4                              CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------
070000633     BRET. 9 SM4U LD BG2 POINTE 8CM     TETE QUEUE 10M HERMA4
             BRETELLE DE 9 GEOPHONES SM4ULD      STRING OF 9 GEOPHONES SM4ULD
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE, QUEUE 10         5 M. LEAD IN AND TAIL 10 M
             M TERMINE PAR UN CONNECTEUR         ENDED BY CONNECTOR HERMA4
             HERMA4                              CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------

Cab. PAGES AMET36                         TARIFS                  le: 17/04/96

Famille: 726  BRETELLE                        S/Famille: 20 GEOPHONES TERRESTRES
-------------------------------------------------------------------------------
   Code
-------------------------------------------------------------------------------
070000147     BRET. 9 SM4ULD BG2 POINTE 8CM      ESP 5M TETE 10M MUELLER CLIP
             BRETELLE DE 9 GEOPHONES SM4ULD      STRING OF 9 GEOPHONES SM4ULD
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR MUELLER CLIP
             MUELLER CLIP                        CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------
070000148     BRET. 9 GSC20DX BG2 POINTE 8CM     ESP 5M TETE 10M MUELLER CLIP
             BRETELLE DE 9 GEOPHONES GSC20D      STRING OF 9 GEOPHONES GSC20DX
             FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLED IN
             BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
             RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
             DE 5M BRIN DE TETE 10M,              5 M. LEAD IN 10 M
             TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR MUELLER CLIP
             MUELLER CLIP                        CABLE 3 WIRES WITH D LOOPS
             CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M  - CARRYING HASP
             ANNEAUX ESPACES DE 1.3M             WIRING 3x3
             EPINGLE DE RAMASSAGE
             CABLAGE 3x3
-------------------------------------------------------------------------------

Cab. PAGES AMET36       TARIFS               le: 17/04/96

Famille: 726 BRETELLE           S/Famille: 20  GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000115  BRET. 12 SM4ULD BG2 POINTE 8CM      ESP. 5M TETE 10M HERMA4
           BRETELLE DE 12 GEOPHONES SM4ULD     STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,             5 M. LEAD IN 10 M
           TERMINE PAR UN CONNECTEUR           ENDED BY CONNECTOR HERMA4
           HERMA4                              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000129  BRET. 12 SM4ULD BG2 POINTE 8CM      ESP. 5M QUEUE TETE 10M HERMA4
           BRETELLE DE 12 GEOPHONES SM4ULD     STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,             5 M. LEAD IN 10 M, TAIL 10M
           BRIN DE QUEUE 10M TERMINE PAR       ENDED BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000142  BRET. 12 SM4ULD BG2 TRIPODE         ESP. 10M TETE QUEUE 15M 2H4
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 AVEC TRIPODE       HOUSING TYPE BG2 WITH TRIPOD
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 10M BRIN DE TETE 15M,            10 M. LEAD IN 15 M, TAIL 15M
           BRIN DE QUEUE 15M TERMINE PAR       ENDED BY TWO CONNECTORS HERMA4
           DEUX CONNECTEUR HERMA4              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000151  BRET. 12 GSC20D BG2 POINTE 8CM      ESP. 5M TETE 10M HERMA4
           BRETELLE DE12 GEOPHONES GSC20D      STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,             5 M. LEAD IN 10 M ENDED
           TERMINE PAR UN CONNECTEUR           BY CONNECTOR HERMA4
           HERMA4                              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 1x12
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------

Cab. PAGES AMET36       TARIFS               le: 17/04/96

Famille: 726 BRETELLE           S/Famille: 20  GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000152  BRET. 12SM4ULD  BG2 POINTE 8CM      ESP. 5M TETE 5M QUEUE 5M H4
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE ET QUEUE 5M      5 M. LEAD IN 5M TAIL 5M ENDED
           TERMINE PAR                         BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 1x12
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------
070000318  BRET. 12 SM4U LD POINTE 8CM +       TRIPOD ESPAC. 5M  HERMA 4  10M
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM ET      HOUSING TYPE BG2 SPIKE 8 CM
           TRIPODE RESISTANCE 1.21KOHM         AND TRIPOD RESISTOR 1.21KOHM
           ESPACES DE 5M BRIN DE TETE 10M      INTERVAL 5M LEAD IN 10M ENDED
           TERMINE PAR                         BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 4x3
           EPINGLE DE RAMASSAGE
           CABLAGE 4x3
--------------------------------------------------------------------------------
070000320  BRET. 12 SM4ULD BG2 8CM R=375       ESP. 12M TETE 12M HERMA4
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 POINTE 8CM         HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES        RESISTOR 1.21 KOHM, INTERVAL
           DE 12M BRIN DE TETE 12M             12 M. LEAD IN 12M ENDED
           TERMINE PAR                         BY CONNECTOR HERMA4
           UN CONNECTEUR HERMA4                CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 3x4
           EPINGLE DE RAMASSAGE
           CABLAGE 3x4
--------------------------------------------------------------------------------
070000450  BRET. 12 SM4U LD TRIPODE ESP.       10M TETE QUEUE 15M 2H4  R=1KH
           BRETELLE DE12 GEOPHONES SM4ULD      STRING OF 12 GEOPHONES SM4ULD
           FREQUENCE 10 HZ MONTES DANS         FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BG2 AVEC TRIPODE       HOUSING TYPE BG2 WITH TRIPOD
           RESISTANCE 1.00KOHM, ESPACES        RESISTOR 1.00 KOHM, INTERVAL
           DE 10M BRIN DE TETE 15M,            10 M. LEAD IN 15 M, TAIL 15M
           BRIN DE QUEUE 15M TERMINE PAR       ENDED BY TWO CONNECTORS HERMA4
           DEUX CONNECTEUR HERMA4              CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC            SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M             WIRING 12 IN SERIES
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 17/04/96

Famille: 726 BRETELLE                 S/Famille: 20 GEOPHONES TERRESTRES
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000149  BRET. 12 GSC20D BG2 POINTE 8CM     ESP. 5M TETE 10M MUELLER CLIP
           BRETELLE DE12 GEOPHONES GSC20D     STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
           BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 10M,            5 M. LEAD IN 10 M ENDED
           TERMINE PAR                        BY CONNECTOR MUELLER CLIP
           UN CONNECTEUR MUELLER CLIP         CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
           ANNEAUX ESPACES DE 1.3M            WIRING 1X12
           EPINGLE DE RAMASSAGE
           CABLAGE 12X1
--------------------------------------------------------------------------------
07000150   BRET. 12 GSC20D BG2 POINTE 8CM     ESP. 5M TETE 5M MUELLER CLIP
           BRETELLE DE12 GEOPHONES GSC20D     STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS        FREQUENCY 10 HZ ASSEMBLED IN
           BOITIER TYPE BG2 POINTE 8CM        HOUSING TYPE BG2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES       RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 5 M,            5 M. LEAD IN 5 M ENDED
           TERMINE PAR                        BY CONNECTOR MUELLER CLIP
           UN CONNECTEUR MUELLER CLIP         CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC           SPACED 1.3M. CARRYING HASP
           ANNEAUX ESPACES DE 1.3M            WIRING 1X12
           EPINGLE DE RAMASSAGE
           CABLAGE 12X1
-------------------------------------------------------------------------------

Cab. PAGES AMET 36       TARIFS               le: 24/04/96

Famille: 726 BRETELLE                 S/Famille: 30 GEOPHONES MARAIS
--------------------------------------------------------------------------------
  Code
--------------------------------------------------------------------------------
070000424  BRET. MARAIS 12 GSC20DX EM2      8CM TETE 5M H4 ESP. 5M DES.0.65
           BRETELLE DE12 GEOPHONES GSC20D   STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10HZ MONTES DANS       FREQUENCY 10 HZ. ASSEMBLED IN
           BOITIER TYPE BM2 POINTE 8CM      HOUSING TYPE BM2 SPIKE 8 CM
           RESISTANCE 1.21KOHM, ESPACES     RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 5 M.          5 M. LEAD IN 5 M ENDED BY
           TERMINE PAR UN CONNECTEUR        CONNECTOR HERMA4, DROP 0.65M
           HERMA 4, DESCENTE 0.65M          CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC         SPACED 1.3M. CARRYING HASP
           ANNEAUX ESPACES DE 1.3M          WIRING 1X12
           EPINGLE DE RAMASSAGE
           CABLAGE 12X1
--------------------------------------------------------------------------------
070000438   BRET. MAR. 12 GSC20D BM2 15CM   ESP. 5M DESC. 2.5M TETE 5M H4
           BRETELLE DE12 GEOPHONES GSC20D   STRING OF 12 GEOPHONES GSC20DX
           FREQUENCE 10 HZ MONTES DANS      FREQUENCY 10 HZ ASSEMBLIED IN
           BOITIER TYPE BM2 POINTE 15 CM    HOUSING TYPE BM2 SPIKE 15 CM
           RESISTANCE 1.21KOHM, ESPACES     RESISTOR 1.21 KOHM, INTERVAL
           DE 5M BRIN DE TETE 5 M,          5 M. LEAD IN 5 M ENDED BY
           TERMINE PAR UN CONNECTEUR        CONNECTOR HERMA4, DROP 2.5 M
           HERMA 4, DESCENTE 2.5 M          CABLE 3 WIRES WITH D LOOPS
           CABLE 3 CONDUCTEURS AVEC         SPACED 1.3M . CARRYING HASP
           ANNEAUX ESPACES DE 1.3M          WIRING 1x12
           EPINGLE DE RAMASSAGE
           CABLAGE 12x1
--------------------------------------------------------------------------------

FAMILLE:  716 CABLE TRANSMISSION                   S/FAMILLE:  20  ADAPTATEURS
------------------------------------------------------------------------------
   CODE
------------------------------------------------------------------------------
070000475    ADAPTATEUR 12  10S/2  HERMA4
------------------------------------------------------------------------------
070000476    ADAPTATEUR 12  35/3MCA
------------------------------------------------------------------------------
070000478    ADAPTATEUR 12  35/2  HERMA4
------------------------------------------------------------------------------
070000481    ADAPTATEUR 12  35/MCA
------------------------------------------------------------------------------
070000473    ADAPTATEUR  BC35/2HERMA4
------------------------------------------------------------------------------
070000474    HERMA4/2  HERMA4
------------------------------------------------------------------------------
070000477    ADAPTATEUR  HERMA4/3HERMA4
------------------------------------------------------------------------------
070000479    HERMA4/ HERMA4 LONGUEUR  50M
------------------------------------------------------------------------------
070000480    ADAPTATEUR  HERMA4/MCA
------------------------------------------------------------------------------



Vibrators

     AMG  P  23/M27
     AMG  P  28/M28

                                 OPSEIS EAGLE

1.   MAIN EQUIPMENT
     A.  Opseis Eagle Universal Central
         Recording Station (CRS) Compatible for
         Use with all energy sources (2005450-999)
         Equipment consist of:
         - OPSEIS Seismic Processing Unit Model 915 (2005264-002) (Includes 8 - 2 Meg DRP Boards)
         -  OPSEIS Operator Display Terminal Model 930 (2006009-001)
         -  OPSEIS 3480 1/2" Cartridge Tape Drive (2006007-002)
         -  OPSEIS Plotter, 11 inch (OYO GS 612) Model 935 (2006008-001)
         -  OPSEIS RF Unit Model 911 (2006895-001)
         -  Software Selectable Digital Notch and Low-Cut Filters
         - One (1) Set YAGI CRS Antennas, 110 V Rotors, and Wiring Harness (2005660-001)
         -  3 FT 110V CRS Equipment Cabinet (2006006-001)
         -  110V UPS Power Backup System
         -  Vibroseis Interface 0
             Consisting of:
             -  Surface Excitation Interface Unit Model 925 (2005449-003)
             -  Correlation Software and Hardware
             -  CRS Software
             -  Cable Set

     B.  Opseis Eagle Universal Seismic
                       (6 Channels)
                       (4 Channels)
                       (2 Channels)
         Acquisition Remote Unit (SAR) Model 813/6
         (each accommodates 6 recording channels)
         This configuration provides 1000 channels plus 50% roll along. (2006001-999)
         Each SAR consist of:
         -  Case, PRC (2005801-999)
         -  SAR Transceiver (2005214-999)
         -  6 Channel - 24 Bit SAR Logic Unit (2006002-066)
         - Antenna Assembly, Yagi w/Poles, Dom, 6NC (2006004-003) & Cover Bag (2005728-001)
         -  No Audio Kit (2006025-001)
         -  Solar Panel and 10 AH Battery

     C.  RF Blastor Model 815/816 (Radio
         Controlled Shooting Device) (2005662-002) with Voice Communication
     D.  Battery Charger, 10AH, 110V, Model 715
         (36 SAR Charging Capability) (2005377-003)

     E.  Manuals

TOTAL MAIN EQUIPMENT

 II. OPTIONS

     A. Antenna Mast (60 ft.) (1110000-015)

     B. Antenna Mast Spares (2005580-001)

     C. Portable CRS Cases (2006011-001)
        $16,474

III. OPTIONAL TEST EQUIPMENT & SPARES

     A. OPSEIS 110 V Eagle SAR Tester
        $104,500
        (2005403-001)

     B. OPSEIS 110/220V Eagle SAR Tester
        (2005403-003)

     C. OPSEIS 110 V Transceiver Maintenance
        $93,500
        Equipment (2005554-001)
        consisting of:

           Computer System                       (1192004-001)
           RF Tester                             (2005445-001)
           RF Alignment Fixture                  (2006169-001)
           IFR Spectrum Analyzer Mdl A-7550      (2005556-001)
           Leader Power Supply Mdl A-LPS-164A    (1481007-005)
           BK Precision Function Gen. Adl 3011B  (1343000-010)
           BK Precision Freq. Counter Mdl 1856   (1343000-011)
           Tektronixs Oscilloscope Mdl 2445B     (1343000-001)
           Wavetak Signal Generator Mdl 2510A    (2005555-001)
           Bird Wattmeter Mdl 43                 (2005557-001)

     D. Power Unit Capacity Tester
        (Provides 8 SAR Capability) (2005363-003)

     E. Deployment Aid model 710
        (2005558-002)

     F. L.C. Tester (2006063-001)

     G. Standard System Spares

        1. CRS Spares (2005550-999)
           Attachment A

        2. SAR Spares (2005559-999)
           Attachment B

        3. Vibrosais Spares (2006103-999)
           Attachment C

     H. Expanded System Spares

        1. CRS Spares (2005550-999)
           Attachment A

        2. SAR Spares (2005559-999)
           Attachment B

        3. OPSEIS System Component Spares
           Attachment C

        4. CRS/SAR Tester Spare Parts
           Attachment D

        5. Vibrosais Spares (2006103-999)
           Attachment E

        6. Pelton Spares 0
           Attachment F 0

                            OPSEIS PRODUCT QUOTATION

                             Standard System Spares
                                 Attachment A
                           Board Level Spares for CRS


Description                     Part No.
-------------------------------------------

Data Display IOC                2001235-001
DO Graphic Processor            2009536-001
Operator Display IOC            2001230-001
VME Hard Disk Module            2009904-001
Global Bus System Processor     2009817-001
4 MB Ram                        2009821-001
RF IOC 2                        2009915-001
Mag Tape IOC 2                  2009845-001
CRS RF Interface                2005237-001
Data Receiver Processor         2005789-001
Octal Serial Port               2009837-001
Transmit/Receive Switch         2005248-001
Spectrum Analyzer               2005249-001
CRS Receivers                   2005246-002
CRS Transmitter                 2005247-003

TOTAL BOARD LEVEL SPARES FOR CRS
ITEM III.G.1, MAIN QUOTATION

Standard System Spares
Attachment B
Board Level Spares for SAR

Description                                Part No.
------------------------------------------------------

SAR 24 Bit Digital Board                   2005201-001
SAR Battery Pack                           2005203-001
SAR 24 Bit Analog Board                    2005736-001
SAR 24 Bit Motherboard                     2005688-001
SAR 24 Bit Power Regulator                 2006108-001
SAR Power Converter w/Long Sleep           2005210-002
Antenna Assembly, Yagi w/Poles. Dom, BNC   2006004-003
Complete Transceiver                       2005214-999
Solar Panel (Standard)                     2009933-001

TOTAL BOARD LEVEL SPARES FOR SAR
ITEM III.G.2, MAIN QUOTATION


Standard System Spares
Attachment C
Board Level Spares for Vibroseis

Description                                Part No.
------------------------------------------------------

SEIU Interface                             2009769-001
Octal Sanal Bd                             2009837-001
Dual Power Supply 24V                      1481008-001

TOTAL BOARD LEVEL SPARES FOR VIBROSEIS
ITEM III.G.3, MAIN QUOTATION

                           EXPANDED SYSTEM SPARES
                                ATTACHMENT A
                         BOARD LEVEL SPARES FOR CRS



Description                                       Part No.
--------------------------------------------------------------------------

Oyo Plotter Spares (Detailed List                 2005549-001
 Available upon Request)
Data Display IOC                                  2001235-001
DD Graphic Processor                              2009536-001
Operator Display IOC                              2001230-001
OPSEIS 3480 1/2" Cartridge Tape Drive             1191017-001
VME Hard Disk Module                              2009904-001
Global Bus System Processor                       2009817-001
4 MB Ram                                          2009821-001
RF IOC 2                                          2009915-001
Mag Tape IOC 2                                    2009845-001
CRS RF Interface                                  2005237-001
Data Receiver Processor                           2005789-001
Octal Serial Port                                 2009837-001
Transmit/Receive Switch                           2005248-001
Spectrum Analyzer                                 2005249-001
Set of Internal & External Cables                 2005551-001
CRS Receivers                                     2005246-002
CRS Transmitter                                   2005247-003
SPU Power Supply                                  1481000-001
RF Unit 12V Power Supply                          1481000-009
RF Unit 5V Power Supply                           1481000-010

TOTAL BOARD LEVEL SPARES FOR CRS
ITEM III.H.1, MAIN QUOTATION

                           EXPANDED SYSTEM SPARES
                                ATTACHMENT B
                         BOARD LEVEL SPARES FOR SAR

A. ELECTRONIC ENCLOSURE

Description                                       Part Number      Qty.
--------------------------------------------------------------------------
SAR 24 Bit Digital Board                          2005201-001       13
SAR Battery Pack                                  2005203-001       20
"BNC" Type Antenna Connector                      C64097            13
Geophone Jumper Connectors - Mating               1215000-029       25
SAR 24 Bit Analog Board                           2005736-001       15
SAR 24 Bit Motherboard                            2005688-001       13
SAR 24 Bit Power Regulator                        2006108-001       13
SAR Power Converter w/Long Sleep                  2005210-002       13
SAR Internal Cable Set (Standard)                 2005578-001       13
Antenna Assembly, Yagi w/Poles,
Dom, BNC                                          2006004-003       15
Complete Transceiver                              2005214-999       13
Solar Panel (Standard)                            2009933-001       13
Male Wirelink Connectors                          1215000-037       13
Female Wirelink Connectors                        1215000-039       25

TOTAL BOARD LEVEL SPARES FOR SAR
ITEM III.H.2, MAIN QUOTATION

                           EXPANDED SYSTEM SPARES
                                ATTACHMENT D
                           CRS/SAR TESTER SPARES



Description                                       Part Number
--------------------------------------------------------------------------

Emulator Board                                    2009399-001
Set External Cables                               2009566-008
Global Bus System Processor                       2009817-002
RF Tester Interface                               2005258-001
6 Ch. Test Signal Synthesizer                     2005722-001
Data Receiver Processor (.5 Meg)                  2009892-002
68000 POD Cable                                   1682010-001
SAR System Interface                              2009396-002

TOTAL CRS/SAR TESTER SPARES
ITEM III.H.4, MAIN QUOTATION

                                SCHEDULE 3A
                        GENERAL CONDITIONS OF SALE


                                 FORWARD

The General Conditions of Sale herein strictly govern SERCEL's relations with, and Orders placed by, the Client.


                           ARTICLE 1 - ORDERS

Orders must be sent to SERCEL in writing or be confirmed by fax or telex. Orders and commitments only become binding on written acceptance by SERCEL and under the conditions defined by this acceptance and by the present
General Conditions. Any General Purchase Conditions and/or any particular purchase conditions on the Client's purchase order which are inconsistent with the acceptance conditions and/or the General Conditions herein will be considered to be null and void.


                            ARTICLE 2 - PRICES

Prices quoted on the order acceptance are firm and are not subject to revision, unless there is a specific clause to the contrary. SERCEL reserves the right to revise its prices in the event of delivery being suspended or delayed as a result of the non-performance of his obligations by the Client. Prices quoted on the order acceptance are not inclusive of tax, packaging, transport and insurance costs. Additional costs are invoiced to the Client on delivery.


                     ARTICLE 3 - CONDITIONS OF PAYMENT

Unless stated to the contrary on the order acceptance and on the invoice, payment is made net 30 days after the invoice date. Non payment of an invoice within the time allowed gives SERCEL the authority to suspend all deliveries.


                          ARTICLE 4 - TIME LIMITS

Delivery dates are given for information only and do not take account of transport time. A delay does not justify the order being canceled or give cause for penalties for late delivery or damages.


                           ARTICLE 5 - DELIVERY

The goods are delivered to the Client by the carrier to the place indicated on the order and under the conditions stipulated on the order acceptance. Partial deliveries are permitted. SERCEL reserves the right to suspend any delivery if the Client is behind schedule with payment.


                 ARTICLE 6 - TRANSFER OF RISKS - TRANSPORT

The risks are transferred to the Client at latest from the day the goods are dispatched. Dispatch is made under the best possible conditions but does not incur the responsibility of SERCEL.
If dispatch of the goods is delayed through the fault of the client, the available for delivery. The goods are then warehoused and handled, if necessary at the expense and risk of the Client. SERCEL declines any subsequent responsibility in this respect.
In the event of goods being partially dispatched, the risks transferred to the Client are those pertaining to the goods thus dispatched. Operations relating to transport, insurance, customs, handling and transport to site are at the expense and risk of the Client, who has to check the parcels or packages on their arrival and to take any necessary action against the carrier, the shipping agent or the forwarding agent even if the dispatch was to be made carriage free.
Any reserve raised by the Client must be indicated on the delivery note countersigned by the carrier or his employee and be confirmed by registered letter to the carrier within three workdays following the date of receipt, in accordance with article 105 of the French Commercial Code and a copy should be sent to SERCEL.
Non performance of these clauses will prevent any compensation, even partially, to the Client.


                         ARTICLE 7 - GUARANTEE

SERCEL guarantees the equipment it sells and supplies against any default or manufacturing and operating defect under the conditions and within the limits outlined below:
The guarantee only applies if the Client has met the general obligations set out in the General Conditions herein and/or in the conditions of the acceptance order.
The guarantee is strictly limited to SERCEL equipment and does not extend to supplies and accessories which SERCEL do not manufacture. The guarantee period is twelve (12) months starting from the date of delivery.
Once this period has expired, the guarantee is no longer valid.
SERCEL's obligation of guarantee shall apply only if the Client states that the default or defect has appeared under normal working conditions. The guarantee does not apply in the event of any fault, negligence, imprudence, lack of surveillance or maintenance, disregard for operating instructions or recommendations on the part of the Client.

Any guarantee is also excluded for incidents resulting from accidents force majeure, deterioration, replacements or repairs which result from normal wear and tear.
The guarantee is limited to the obligation to repair in SERCEL's workshops at its expense and in the best time-limits, equipment and spare parts supplied by SERCEL, recognized as defective by its technical services or its client service department and which have been sent free of charge. In respect thereof, SERCEL shall not be held liable for any damages to equipment other than those subject to the present General Conditions, nor for personal injury, death or any indirect damages and/or consequential losses such as but not limited to loss of revenues, loss of profit, loss of production or loss of clientele.
In order to claim the benefit of the guarantee, the Client must inform SERCEL without delay and in writing of the default or defects. The Client must give SERCEL or its agents the means needed to proceed with verifying the default or defects or remedying them.
The guarantee does not apply if the equipment is not returned to SERCEL in the state in which it became defective or if it has been modified or repaired attempted beforehand by a third party of the Client. Once it has been properly informed of the default or defect in its equipment, SERCEL shall remedy it within the best time-limits whilst reserving the right, if necessary, to modify all or part of the equipment, in order to meet its obligations.
The Client acknowledges that SERCEL shall not be responsible for damages caused by the Client as a result of the non-performance by the Client of its obligations as defined above.
SERCEL does not offer the Client any guarantee of industrial or economic results. SERCEL therefore denies any and all responsibility accordingly.


                      ARTICLE 8 - RETURNED GOODS

No goods shall be returned without the prior consent of SERCEL. Transport cost are payable by the Client.


                    ARTICLE 9 - RESERVATION OF TITLE

SERCEL retains full ownership of the delivered goods until the price, in principal and accessories has been paid in full.
In the event of non payment, of even part of the price in the given time, SERCEL reserves the right to demand the return of the goods of which the purchaser is only a depository until payment has been made in full in accordance, as relevant, with the provision of article 121 of the French law dated this 25.01.85.
SERCEL's right of ownership on delivered goods is by the present General Conditions expressly transferred to all merchandise manufactured from these products proportionately to their value.
In case SERCEL should be obliged to put the present clause of reservation of title into practice, it is expressly agreed that advances paid by the purchaser shall remain the property of SERCEL.
In the event of a clause excluding all reservation of title in favour or SERCEL is included in the orders, the general purchase conditions or any other document being issued by the Client, such clause will be considered not applicable with respect to SERCEL and cannot be used against it.


                        ARTICLE 10 - REEXPORTATION

Goods delivered under export licence or indicated as being subject to an export licence may not be exported without the authorization of the countries to which the equipment was delivered initially.


               ARTICLE 11 - APPLICABLE LAW - JURISDICTION

The General Conditions of Sale herein and/or the conditions of the order acceptance are governed by French Law.
Any dispute or litigation arising from the General Conditions of Sale and/or the contract of sale will be submitted to the exclusive authority of the Tribunal de Commerce in Nantes.

                                 SCHEDULE 3A

--------------------------------------------------------------------------------
TERMS AND CONDITIONS OF SALE

1.) DELIVERY. Transportation expenses shall be paid by Buyer. Delivery to carrier shall constitute passage of title to Buyer irrespective of arrangements for transportation or insurance charges. Risk of loss shall pass to Buyer concurrently with passage of title.

2.) TAXES. Seller's prices do not include amounts for any sales, use, excise, or similar taxes. Buyer shall pay, in addition to Seller's prices, the amount of any present or future such tax applicable to the sale or use of the goods or, in lieu of such payment, provide Seller with a tax exemption certificate acceptable to the taxing authorities.

3.) SHORTAGE. Buyer must inspect goods promptly upon receipt and must submit any claim for shortage within thirty days after receipt or any such claim shall be waived.

4.) LIMITED WARRANTY. Seller warrants the goods against defects in workmanship or materials under normal use for twelve months from date of initial operation or eighteen months from the date of shipment, whichever is earlier, subject to the following limitations, provisions and exceptions:

          a.) Seller's sole responsibility shall be, at its option, to repair or replace free of charge any parts or equipment found to be defective provided that such parts or equipment are returned prepaid by Buyer to Seller's facility in Tulsa, Oklahoma. Any time and expenses of Seller's personnel for site travel and diagnosis under this warranty shall be paid by Buyer.

          b.) Goods repaired and parts replaced during the warranty period shall be in warranty for the remainder of the original warranty period.

          c.) Hardware manufactured by others which is expressly specified by Buyer to be supplied with Seller's goods under this contract is warranted in accordance with the published warranty of its manufacturer, to the extent Seller has the right to such warranty.

          d.) THE FOREGOING WARRANTIES AND REMEDIES ARE EXCLUSIVE AND EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES EXPRESSED OR IMPLIED; AND SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OF THE GOODS.

5.)  PRODUCT SUPPORT.

          a.) Seller's policy is that functionally interchangeable replacement parts will be available during the time a standard product is offered for sale.

          b.) No guarantee of parts availability, repair capability, or functionally equivalent goods is offered for goods manufactured by others and supplied with Seller's goods at Buyer's express request.

6.) PATENT INFRINGEMENT. Seller shall defend Buyer and pay any damages assessed against Buyer in any suit based on any claim that goods manufactured by Seller and furnished under this contract constitute an infringement of a valid United States patent, provided that Buyer gives Seller prompt written notice of such claim and permits Seller to assume defense of the suit. As an alternative, Seller may, at its option and expense, procure for Buyer the right to continue using such goods, modify the goods to avoid infringement, or replace the goods with non-infringing goods. Buyer agrees that Seller shall not be liable if infringement is based upon the use of the goods in connection with goods manufactured by others or in a manner for which the goods were not designed or if the goods were designed by the Buyer or were modified by or for the Buyer in a manner to cause them to become infringing.

7.) LIMITATION OF LIABILITY. Seller will, at Buyer's request, submit Certificates of Insurance showing limits of coverage. Seller agrees to indemnify and save harmless Buyer only against liability imposed on Buyer by law with respect to bodily injury or property damage to the extent such liability results from Seller's performance under this contract. Seller shall have no liability for any loss or damage resulting from Buyer's or third parties negligence, misuse, or misapplication of the goods furnished. In no event shall Seller be liable for any consequential damages of any nature whatsoever or any loss of income or profits.

8.) FORCE MAJEURE. Seller shall not be liable for any default in the performance of any obligation contained in, or related to, this contract, to the extent that performance is affected by any cause or causes reasonably beyond the control of Seller, including but not limited to acts of God, any law, rule, regulation of or any act or request of any governmental authority or agency, failure of any contractor or supplier, fire, storm, flood, earthquake, explosion, accidents, acts of the public enemy, riot, labor dispute, labor or material shortage, and or delays in transportation.

9.) CANCELLATION BY BUYER. If Buyer cancels this agreement or refuses delivery of the goods, Buyer shall be liable for and shall pay to Seller all expenses incurred or committed to by Seller prior to cancellation and Seller's profit to the same extent as if Buyer had accepted delivery of the finished goods.

10.) COMPLETE AGREEMENT. These terms and conditions, and the documents to which they are attached, constitute the entire agreement between the parties regarding the sale and purchase of the goods and/or services to be performed and no other promises or agreements shall be of any force or effect unless put in writing and agreed to by both parties. THE VALIDITY, INTERPRETATION, AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA, U.S.A.

11.) STORAGE. Buyer agrees to pay Seller a storage charge of 1% of the total purchase price per month, or prorated portion thereof for a part of a month, for goods not authorized for shipment by Buyer within fourteen days following either the specified delivery date or the date the Buyer is notified that the same are ready for shipment, whichever is later.

12.) SOFTWARE. If software is provided hereunder, Buyer is granted a non-exclusive license only for Buyer's use of Seller's software on the system for or with which said software was provided. Such license and programs or materials to which it applies may not be assigned, sub-licensed, or otherwise transferred by Buyer without prior written consent of Seller. Software supplied by Seller which is licensed by Seller from third parties shall be provided to Buyer subject to terms of an applicable sublicense agreement.
All software supplied hereunder remains the property of Seller (or other licensor if applicable).

13.) ASSIGNMENT. These terms shall be binding upon and shall accrue to the benefit of the parties hereto and their respective assigns and successors in interest; provided, however, neither party may assign this agreement, or any of its interests herein, without the prior written consent of the other party.

                                 SCHEDULE 3B

OPSEIS

* ALL NEW OPSEIS ITEMS MANUFACTURED WITH THE EXCEPTION OF ANY OBSOLETE PRODUCTS ARE OFFERED AT A 10% DISCOUNT TO THE LIST PRICES.

* SPARE PARTS AS IDENTIFIED ON THE THEN VALID PRODUCT LISTING ARE OFFERED AT A 10% DISCOUNT TO THE LIST PRICES.

*    ONE TIME OFFER FOR THE PURCHASE OF 720 CHANNELS OF OPSEIS SAR'S AT 14%
     DISCOUNT.


AMG

* ALL NEW AMG SN388 CABLE AND GEOPHONE PRODUCTS WITH THE EXCEPTION OF ANY OBSOLETE PRODUCTS ARE OFFERED AT A 12% DISCOUNT TO THE LIST PRICES.

* ALL NEW AMG VIBRATOR PRODUCTS AND VIBRATOR SPARE PARTS WITH THE EXCEPTION OF ANY OBSOLETE PRODUCTS ARE OFFERED AT A 8% DISCOUNT TO THE LIST PRICE.

* ALL NEW AMG DOWNHOLE VSP TOOLS WITH THE EXCEPTION OF ANY OBSOLETE PRODUCTS ARE OFFERED AT A 8% DISCOUNT TO THE LIST PRICE.

*    THE SST PRODUCT LINE IS EXCLUDED FROM THIS AGREEMENT.

SERCEL

* ALL NEW SERCEL GEOPHYSICAL PRODUCTS MANUFACTURED WITH THE EXCEPTION OF ANY OBSOLETE PRODUCTS ARE OFFERED AT A 15% DISCOUNT TO THE LIST PRICES.

* SPARE PARTS AS IDENTIFIED ON THE THEN VALID PRODUCT LISTINGS ARE OFFERED AT A 10% DISCOUNT TO THE LIST PRICES.

                                  SCHEDULE 4

--------------------------------------------------------------------------------------------
  REFERENCE
      NO.               DESCRIPTION                    DATE                             QTY.
--------------------------------------------------------------------------------------------
1649072919A    CD488B Cartridge Drive #11              05/95   Total Quantity CD488B:    2
1649072919A    CD488B Cartridge Drive #15              05/95
1A11072933A    HCI Screen & Processor Assbly Parts     05/95                             1
1A11071235A    HC1388 CD & Cartridge Assbly Parts      05/95                             1
1A40069228A    SN388 Station Unit (SU-1) #101543       05/95   Total Quantity SU-1:      2
1A40069228A    SN388 Station Unit (SU-1) #101544       05/95
1A40069230A    SN388 Station Unit (SU-6) #4001         05/95   Total Quantity SU-6:     97
1A40069230A    SN388 Station Unit (SU-6) #4002         05/95
1A40069230A    SN388 Station Unit (SU-6) #4003         05/95
1A40069230A    SN388 Station Unit (SU-6) #4004         05/95
1A40069230A    SN388 Station Unit (SU-6) #4005         05/95
1A40069230A    SN388 Station Unit (SU-6) #4006         05/95
1A40069230A    SN388 Station Unit (SU-6) #4008         05/95
1A40069230A    SN388 Station Unit (SU-6) #4009         05/95
1A40069230A    SN388 Station Unit (SU-6) #4010         05/95
1A40069230A    SN388 Station Unit (SU-6) #4011         05/95
1A40069230A    SN388 Station Unit (SU-6) #4012         05/95
1A40069230A    SN388 Station Unit (SU-6) #4013         05/95
1A40069230A    SN388 Station Unit (SU-6) #4014         05/95
1A40069230A    SN388 Station Unit (SU-6) #4015         05/95
1A40069230A    SN388 Station Unit (SU-6) #4016         05/95
1A40069230A    SN388 Station Unit (SU-6) #4017         05/95
1A40069230A    SN388 Station Unit (SU-6) #4018         05/95
1A40069230A    SN388 Station Unit (SU-6) #4019         05/95
1A40069230A    SN388 Station Unit (SU-6) #4020         05/95
1A40069230A    SN388 Station Unit (SU-6) #4021         05/95
1A40069230A    SN388 Station Unit (SU-6) #4022         05/95
1A40069230A    SN388 Station Unit (SU-6) #3788         05/95
1A40069230A    SN388 Station Unit (SU-6) #4024         05/95
1A40069230A    SN388 Station Unit (SU-6) #4025         05/95
1A40069230A    SN388 Station Unit (SU-6) #4026         05/95
1A40069230A    SN388 Station Unit (SU-6) #4027         05/95
1A40069230A    SN388 Station Unit (SU-6) #4028         05/95
1A40069230A    SN388 Station Unit (SU-6) #4029         05/95
1A40069230A    SN388 Station Unit (SU-6) #4030         05/95
1A40069230A    SN388 Station Unit (SU-6) #4031         05/95
1A40069230A    SN388 Station Unit (SU-6) #4032         05/95
1A40069230A    SN388 Station Unit (SU-6) #4033         05/95
1A40069230A    SN388 Station Unit (SU-6) #4034         05/95
1A40069230A    SN388 Station Unit (SU-6) #4036         05/95
1A40069230A    SN388 Station Unit (SU-6) #4037         05/95
1A40069230A    SN388 Station Unit (SU-6) #4038         05/95
1A40069230A    SN388 Station Unit (SU-6) #4039         05/95
1A40069230A    SN388 Station Unit (SU-6) #4040         05/95
1A40069230A    SN388 Station Unit (SU-6) #4041         05/95
1A40069230A    SN388 Station Unit (SU-6) #4042         05/95
1A40069230A    SN388 Station Unit (SU-6) #4043         05/95
1A40069230A    SN388 Station Unit (SU-6) #4045         05/95
1A40069230A    SN388 Station Unit (SU-6) #4046         05/95
1A40069230A    SN388 Station Unit (SU-6) #4047         05/95
1A40069230A    SN388 Station Unit (SU-6) #4048         05/95
1A40069230A    SN388 Station Unit (SU-6) #4049         05/95
1A40069230A    SN388 Station Unit (SU-6) #4050         05/95
1A40069230A    SN388 Station Unit (SU-6) #4051         05/95
1A40069230A    SN388 Station Unit (SU-6) #4052         05/95
1A40069230A    SN388 Station Unit (SU-6) #4053         05/95
1A40069230A    SN388 Station Unit (SU-6) #4054         05/95
1A40069230A    SN388 Station Unit (SU-6) #4055         05/95

                                  SCHEDULE 4

--------------------------------------------------------------------------------------------
  REFERENCE
      NO.               DESCRIPTION                    DATE                             QTY.
--------------------------------------------------------------------------------------------
1A40069230A    SN388 Station Unit (SU-6) #4056         05/95
1A40069230A    SN388 Station Unit (SU-6) #4057         05/95
1A40069230A    SN388 Station Unit (SU-6) #4058         05/95
1A40069230A    SN388 Station Unit (SU-6) #4059         05/95
1A40069230A    SN388 Station Unit (SU-6) #4060         05/95
1A40069230A    SN388 Station Unit (SU-6) #4061         05/95
1A40069230A    SN388 Station Unit (SU-6) #4062         05/95
1A40069230A    SN388 Station Unit (SU-6) #4063         05/95
1A40069230A    SN388 Station Unit (SU-6) #4064         05/95
1A40069230A    SN388 Station Unit (SU-6) #4065         05/95
1A40069230A    SN388 Station Unit (SU-6) #4066         05/95
1A40069230A    SN388 Station Unit (SU-6) #4067         05/95
1A40069230A    SN388 Station Unit (SU-6) #4068         05/95
1A40069230A    SN388 Station Unit (SU-6) #4069         05/95
1A40069230A    SN388 Station Unit (SU-6) #4070         05/95
1A40069230A    SN388 Station Unit (SU-6) #4071         05/95
1A40069230A    SN388 Station Unit (SU-6) #4072         05/95
1A40069230A    SN388 Station Unit (SU-6) #4073         05/95
1A40069230A    SN388 Station Unit (SU-6) #4074         05/95
1A40069230A    SN388 Station Unit (SU-6) #4075         05/95
1A40069230A    SN388 Station Unit (SU-6) #4076         05/95
1A40069230A    SN388 Station Unit (SU-6) #4077         05/95
1A40069230A    SN388 Station Unit (SU-6) #4078         05/95
1A40069230A    SN388 Station Unit (SU-6) #4079         05/95
1A40069230A    SN388 Station Unit (SU-6) #4080         05/95
1A40069230A    SN388 Station Unit (SU-6) #4081         05/95
1A40069230A    SN388 Station Unit (SU-6) #4082         05/95
1A40069230A    SN388 Station Unit (SU-6) #4083         05/95
1A40069230A    SN388 Station Unit (SU-6) #4084         05/95
1A40069230A    SN388 Station Unit (SU-6) #4085         05/95
1A40069230A    SN388 Station Unit (SU-6) #4086         05/95
1A40069230A    SN388 Station Unit (SU-6) #4087         05/95
1A40069230A    SN388 Station Unit (SU-6) #4088         05/95
1A40069230A    SN388 Station Unit (SU-6) #4089         05/95
1A40069230A    SN388 Station Unit (SU-6) #4090         05/95
1A40069230A    SN388 Station Unit (SU-6) #4091         05/95
1A40069230A    SN388 Station Unit (SU-6) #4092         05/95
1A40069230A    SN388 Station Unit (SU-6) #4093         05/95
1A40069230A    SN388 Station Unit (SU-6) #4094         05/95
1A40069230A    SN388 Station Unit (SU-6) #4095         05/95
1A40069230A    SN388 Station Unit (SU-6) #4096         05/95
1A40069230A    SN388 Station Unit (SU-6) #4097         05/95
1A40069230A    SN388 Station Unit (SU-6) #4098         05/95
1A40069230A    SN388 Station Unit (SU-6) #4099         05/95
1A40069230A    SN388 Station Unit (SU-6) #4100         05/95
1A41069500A    SN388 Power Station Unit (PSU)#624      05/95   Total Quantity PSU:      13
1A41069500A    SN388 Power Station Unit (PSU)#626      05/95
1A41069500A    SN388 Power Station Unit (PSU)#629      05/95
1A41069500A    SN388 Power Station Unit (PSU)#635      05/95
1A41069500A    SN388 Power Station Unit (PSU)#636      05/95
1A41069500A    SN388 Power Station Unit (PSU)#638      05/95
1A41069500A    SN388 Power Station Unit (PSU)#639      05/95
1A41069500A    SN388 Power Station Unit (PSU)#640      05/95
1A41069500A    SN388 Power Station Unit (PSU)#641      05/95
1A41069500A    SN388 Power Station Unit (PSU)#642      05/95
1A41069500A    SN388 Power Station Unit (PSU)#643      05/95
1A41069500A    SN388 Power Station Unit (PSU)#644      05/95
1A41069500A    SN388 Power Station Unit (PSU)#645      05/95

                                  SCHEDULE 4

--------------------------------------------------------------------------------------------
  REFERENCE
      NO.               DESCRIPTION                    DATE                             QTY.
--------------------------------------------------------------------------------------------
1A45069496A    SN388 Crossing Station Unit (CSU)#302   05/95   Total Quantity CSU:       8
1A45069496A    SN388 Crossing Station Unit (CSU)#303   05/95
1A45069496A    SN388 Crossing Station Unit (CSU)#304   05/95
1A45069496A    SN388 Crossing Station Unit (CSU)#305   05/95
1A45069496A    SN388 Crossing Station Unit (CSU)#306   05/95
1A45069496A    SN388 Crossing Station Unit (CSU)#307   05/95
1A45069496A    SN388 Crossing Station Unit (CSU)#308   05/95
1A45069496A    SN388 Crossing Station Unit (CSU)#309   05/95
1ACA070236A    SN388 Line Tester (LT388)#47            05/95                             1

                                  SCHEDULE 4

----------------------------------------------------------------------------------------
    ASSET
      NO.               DESCRIPTION                    DATE        QTY.
----------------------------------------------------------------------------------------
             Battery Charger w/carry case(28)-LSM      05/95        28
             Cable Transverse 400M (9)-AMG             05/95         9
             Cable Transverse 210M (120)-AMG           05/95       120
             Cable Transverse 200M (1)-AMG             05/95         1
             Connectors (4)-AMG                        05/95         4



                                                 TOTAL PRICE                     $800,000
                                                                                 --------
                                                                                 --------

                              SCHEDULE 18(e)

                              LIST OF AGENTS

COUNTRY                                AGENT
-------                                -----

Turkey                                 Damas Ticaret

Pakistan                               Shazhad International

India                                  Pan India Consultants

Indonesia                              SSI (Seismic Supply International)

Australia                              SSI (Seismic Supply International)

Bangladesh                             NNC (N and N Corporation)

Russia                                 FXC

Kazakhstan                             Geotolkin

Canada                                 Mitcham

Mexico                                 Antonio Limon

South America                          Petrosol